As filed with the Securities and Exchange Commission on October 15, 2008

Investment Company Act File No. 811-22246

1933 Act File No. 333-__________

===============================================================
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM N-2
________________
(Check Appropriate Box or Boxes)

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. __
[ ] Post-Effective Amendment No. __

and/or
AMERICAN INDEPENDENCE FINANCIAL SOLUTIONS FUNDS TRUST
________________________________

(Exact name of Registrant as specified in Charter)

335 Madison Avenue, Mezzanine
New York, NY 10017
________________________________

(Address of principal executive offices)

Registrant's Telephone Number, including Area Code: (646) 747-3475
________________

(Name and address of agent for service)

GARY GOULD, PRESIDENT
AMERICAN INDEPENDENCE FINANCIAL SOLUTIONS, LLC
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017

COPIES TO:       JON RAND, ESQ.
                            DECHERT LLP
                            1095 AVENUE OF THE AMERICAS
                            NEW YORK, NY 10036-6797

It is proposed that this filing will become effective:

[X] When declared effective pursuant to Section 8(c) under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of	Amount Being	Proposed	Proposed	Amount of
Securities	Registered (1)	Maximum	Maximum	Registration
Being		Offering Price	Aggregate	Fees (1)
Registered		Per Unit	Offering Price
Units of Fund	10,000	$100	$1,000,000	$39.30
Interest par
value $0.01

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further Amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PORTABLE ALPHA-CORE FUND

Managed by American Independence Financial Solutions, LLC
(the “Adviser”)

PROSPECTUS
INSTITUTIONAL CLASS UNITS
TAX EXEMPT INVESTORS

The Units are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the Units.

October 10, 2008

Registrant’s Price to
	Public (1)	Registrant’s Sales Load	Proceeds to Registrant
Per Unit	Current NAV	None	Amount invested at
current NAV
Total		None
(1)	Issued at current net asset value ("NAV"), which varies.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in Institutional Class Units of Portable Alpha-Core Fund (the "Fund"). Please read and retain this Prospectus for future reference. A Statement of Additional Information ("SAI") regarding the Fund, dated October 10, 2008 has been filed with the Securities and Exchange Commission (the "SEC"). You may obtain free copies, request other information about the Fund and make other inquiries by calling the Fund at (     ) ______________.

     These materials are also available without charge by visiting the Fund's website ( http://www.                .com) or by writing to the Fund at 335 Madison Avenue, Mezzanine, New York, NY 10017. A table of contents to the SAI is located on the back cover of this Prospectus. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). The SAI and other related materials are available at the SEC's website (http://www.sec.gov).

     In making an investment decision, a prospective investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved in an investment in the Fund's units described in this Prospectus.

     The Fund's units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund's Agreement and Declaration of Trust (“Declaration of Trust”), the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to unitholders, the Fund may from time to time offer to repurchase units pursuant to written tenders by unitholders. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund's Board of Trustees, in its sole discretion. However, unitholders do not have the right to require the Fund to redeem any or all of their units in the Fund.

     Although these securities have been registered with the SEC, the SEC has not approved or disapproved any units offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TO ALL PROSPECTIVE INVESTORS

     No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the SAI or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the units of the Fund and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investors receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

     AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT AN INVESTOR MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. BEFORE MAKING AN INVESTMENT DECISION, A PROSPECTIVE INVESTOR AND/OR A PROSPECTIVE INVESTOR'S ADVISER SHOULD (I) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT TO THE PROSPECTIVE INVESTOR’S

INVESTMENT OBJECTIVES AND PERSONAL SITUATION AND (II) CONSIDER FACTORS SUCH AS THE PROSPECTIVE INVESTOR'S PERSONAL NET WORTH, INCOME, AGE, RISK TOLERANCE AND LIQUIDITY NEEDS. SHORT-TERM PROSPECTIVE INVESTORS, PROSPECTIVE INVESTORS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE INVESTORS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN THE FUND SHOULD NOT INVEST IN THE FUND.

Fund units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of its units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund is required to supplement this Prospectus to disclose any material changes in the information provided herein.

     FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING FUND UNITS, SEE "RISK FACTORS" BEGINNING ON PAGE 14 OF THIS PROSPECTUS.

PORTABLE ALPHA-CORE FUND

Prospectus, October 10, 2008

Institutional Class Units

TAX EXEMPT INVESTORS
TABLE OF CONTENTS

Page
Prospectus Summary	1
Fund Expenses	10
The Fund	11
Investment Information	12
Certain Risk Factors	14
Use of Proceeds	31
Management	32
Net Asset Value	33
Certain Tax Considerations	36
ERISA Considerations	39
Organization and Description of Units	40
Repurchasing and Transfers of Units	43
Mailings To Unitholders	47
Notice of Privacy Policy & Practices	48
Collection of Customer Information	48
Disclosure of Customer Information	48
Security of Customer Information	49

                                                                              Not FDIC Insured
                                                                                 May Lose Value
                                                                            No Bank Guarantee

PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained in this Prospectus and in the SAI. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

The Fund

     This Prospectus applies to the offering of Institutional Class Units of the Portable Alpha-Core Fund.

     The Fund will offer and sell shares of beneficial interest (the "Units") in larger minimum denominations (compared to open-end mutual funds) to Eligible Investors, as defined below. Unlike many private investment funds, however, the Fund is able to offer Units without limiting the number of unitholders who may participate in its investment program.

     Eligible Investors who purchase Units of the Fund and other persons who acquire Units and are approved by the Board of Trustees (the "Board"), in the Board's discretion, will become unitholders of the Fund (the "Unitholders").

     The Fund is a continuously offered, non-diversified, closed-end management investment company, organized as a Delaware statutory trust. The Fund does not intend to list its Units on any national securities exchange. Units of the Fund have no history of public trading and there is not expected to be any secondary trading market in the Units. An investment in the Units should be considered illiquid. See “Risk Factors” below.

     Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the Fund involves certain risks. See “Risk Factors” below.

Investment Objective

     The Fund's investment objective is to seek attractive risk adjusted rate of returns, "Alpha,” with a risk profile and volatility that is similar to that of the Lehman Aggregate Bond Index. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies

     The Fund intends to achieve its goal principally through implementation of a Portable Alpha strategy by (1) creating a synthetic fixed income index (the “Beta Exposure”) by buying U.S. Treasury futures, Lehman Aggregate Bond Index futures and, where futures are not available to create a desired segment of the synthetic fixed income index, entering into derivatives contracts, in an aggregate face amount, or notional value, of the aggregate investment in the Fund, (2) maintaining a portion of the Fund’s total assets in high qualify fixed-income securities, money market instruments, repurchase agreements and money market mutual funds, or hold cash or cash equivalents in such amounts as are deemed necessary to act as a buffer for periodic settlement of the fluctuation of the Beta Exposure (the Buffer Account”) and (3) creating Alpha, i.e., return separate from that realized from the Beta Exposure, (the “Alpha Engine”) by directly and indirectly allocating assets to various investment managers (“Sub-Managers”) that pursue a variety of alternative investment strategies through various pooled investment vehicles.

The Fund will typically invest in pooled investment vehicles (the “Funds of Hedge Funds”) that are managed by other investment managers that act as “managers of managers” (“Managers”) and generally employ a diversified multi-strategy approach. The Funds of Hedge Funds will allocate assets to Sub-Managers through their investment in the Sub-Manager’s hedge funds (the “Sub Funds”). However, the Fund may also allocate assets directly to Sub-Managers by investing directly in hedge funds with a focused investment approach (“Direct Funds” and, together the “Funds of Hedge Funds”, the “Underlying Funds”).

     The Adviser employs a disciplined and structured approach in the formulation of its investment programs and the management of the assets it oversees. In connection with the investments in Underlying Funds, the Adviser's research effort is deliberately interactive and is based upon frequent and direct conversations with each Manager and Sub-Manager. The Adviser's management philosophy necessitates well-rounded, thorough and in-depth knowledge of each Underlying Fund, and the relevant Sub-Manager’s investment approach and of the market environment. With a clear perspective and understanding of their historical allocations, the Adviser also continuously monitors the investment climate, and implements allocations most likely to succeed within reasonable risk tolerances to determine if strategic adjustments in the portfolio are necessary.

     The Adviser analyzes and evaluates Sub-Managers, their investment process, investment performance records and risk control methodologies, to develop a quantitative and qualitative understanding of how these managers are likely to manage their respective funds under varying market environments.

     Underlying Funds are selected on the basis of professional experience, investment management philosophy, diversification, risk/return profile, correlation with traditional asset classes and liquidity.

     Ongoing due diligence includes monthly risk analysis and investment valuations and, as needed, direct contact with managers of Underlying Funds and Sub-Funds. For a complete description of the qualifications reviewed by the Adviser, see "Investment Program."

     The Adviser has extensive experience and expertise with alternative investment strategies, use of U.S. Treasury futures and derivatives contracts and has evaluated and maintains a constant due diligence database on numerous funds representing many categories of alternative investments.

Investment Program

     To achieve the Fund's investment objective to seek Alpha with the risk profile and volatility similar to that of the Beta Exposure, the Fund will generally allocate assets across the Beta Exposure, Buffer Account and Alpha Engine. While the exact allocations among these three can vary over time depending on market conditions the guidelines for each are as follows.

The Fund will generally invest 3% to 6% of its assets in the Beta Exposure which may include U.S. Treasury futures, Lehman Aggregate Bond Index futures and/or derivatives contracts to create and maintain synthetic fixed income index exposure. The Beta Exposure may be managed by an outside firm.

The Fund will generally invest 3% to 17% in the Buffer Account which will consist of high quality fixed-income securities, money market instruments, repurchase agreements and money market mutual funds, or hold cash or cash equivalents in such amounts as are deemed necessary for periodic settlement of the fluctuation of the Beta Exposure.

The Fund will invest the balance of its assets (80% to 94%) in the Alpha Engine. The Alpha Engine will be made up of the Underlying Funds (including primarily unregistered investment funds, as well as registered investment companies to the extent permitted under Section 12(d) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder). The Underlying Funds will generally consist of two or more Funds of Hedge Funds supplemented by Direct Funds as deemed appropriate by the Adviser. The result is a highly diversified portfolio of Underlying Funds that employ a variety of alternative investment strategies. These investment strategies have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds.

In building the Alpha Engine the Adviser looks to build a highly diversified portfolio of Underlying Funds focusing on multiple sectors and strategies to generate positive absolute returns over a variety of market cycles that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500. Additionally, many of these Underlying Funds have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices.

The Alpha Engine will generally consist solely of investments in Underlying Funds but may, pending such investments, or to maintain the liquidity necessary to meet repurchase requests or for operational needs, hold cash or cash equivalents or invest temporarily in high-quality fixed income securities, money market instruments, money market funds and repurchase agreements. In addition, the Fund may make temporary investments and hold cash or cash equivalents in anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows.

The Adviser will allocate the Fund’s assets among the Underlying Funds that, in its view, represent attractive investment opportunities. Allocation will depend on the Adviser’s assessment of the likely returns of various investment strategies that the Underlying Funds utilize and the likely correlation among the investment strategies under consideration. Generally, the Underlying Funds’ investment methods may include, but are not limited to, convertible arbitrage, fixed income arbitrage, hedged equity, long/short equity, managed futures and credit-based, event-driven and global macro investing.

For purposes of the Fund’s investment restrictions and its investment limitations under the 1940 Act, the Fund will not “look through” to the underlying investments of any Underlying Fund in which the Fund invests, since such Underlying Funds are generally not registered under the 1940 Act and are not subject to the Fund’s investment limitations or the other investment limitations under the 1940 Act.

The Fund and the Underlying Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act.

Investment Adviser

     The Board of Trustees has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

     American Independence Financial Solutions, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the investment adviser to the Fund.

Fees and Expenses

     The Adviser provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, charged to the Fund at the annual rate of 0.75% .

     The Adviser also provides administrative services to the Fund for a monthly fee based on an annual rate of 0.125% of the average daily managed assets of the Fund.

     The Adviser has contractually agreed to waive management fees so that the Fund’s ordinary annual operating expenses (exclusive of brokerage commissions, taxes, and extraordinary expenses, if any) will not exceed 1.25% of the average daily net assets of the Fund.

     The Adviser provides office space and executive and other personnel to the Fund. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

Portfolio Manager

     The Fund’s portfolio is managed by Gary W. Gould. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

Administrator/Sub-Administrator

     The Adviser provides administration services to the Fund for a monthly administration fee at the annual rate of 0.125% of the Fund’s average daily managed assets. Under a separate sub-administration agreement, the Adviser has delegated certain administrative functions to Vastardis Capital Services LP (“Vastardis”), 41 Madison Avenue, New York, NY 100l0, and pays Vastardis a portion of the fee it receives from the Fund.

Accounting Services Agent

____________ provides accounting services to the Fund pursuant to an accounting services agreement.

Distributor

     The Fund’s Units are offered for sale through Foreside Distributor, LP. (the “Distributor”), 760 Moore Road, King of Prussia, Pennsylvania 19406.

Transfer Agent

____________ is the agent of the Fund for the transfer of Units, disbursement of dividends, and maintenance of Unitholder accounting records (“Transfer Agent”).

Custodian

____________, is the custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.

Investor Eligibility

Each investor will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes:

• Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

• Any natural person who has a net worth or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000 (“net worth” for this purpose means total assets in excess of total liabilities);

• An individual or entity having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

• A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

• A Manager or executive officer of the Fund;

• An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Delaware or similar statutory trust;

• An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” or “savings and loan association,” (within the meaning of Regulation D under the Securities Act of 1933 (the “1933 Act”) or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

• A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

• An investment company registered under the 1940 Act;

• An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

• An insurance company as defined in Section 2(13) of the 1933 Act;

• A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

• An entity in which all of the equity owners meet one or more of the qualifications set forth above.

After an initial purchase, existing Unitholders subscribing for additional Units will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund will appear in an application form that must be completed by each prospective Unitholder.

The Offering

The Fund is offering Units through the Distributor and through broker-dealers that have entered into selling agreements with the Distributor. Units are offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Board may discontinue accepting subscriptions at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted. The minimum initial investment in the Fund by any Eligible Investor is $50,000 and the minimum additional investment in the Fund by a Unitholder is $50. The Fund may accept investments for lesser amounts under certain circumstances, including where a Unitholder has significant assets under the management of the Adviser or an affiliate and other special circumstances that may arise. Certain selling broker-dealers and financial advisers may impose higher minimums.

Borrowing and Use of Leverage

The Fund does not intend to utilize leverage at the Fund level. However, the Direct Funds and Sub-Funds, and to a lesser extent the Hedge Fund of Funds, may also use leverage to facilitate purchases and redemptions, or for various cash management purposes and may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. The use of leverage may also increase the volatility of performance.

Closed-End Fund Structure: Limited Liquidity and Transfer Restriction

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. However, hedge fund investments are often illiquid. For this reason, the Fund is organized as closed-end fund.

The Fund will not list the Units on any securities exchange and it is not expected that any secondary market will develop for the Units. Unitholders are not able to redeem their Units on a daily basis because the Fund is a closed-end fund. In addition, Units are subject to significant transfer restrictions and may only be transferred with the written consent of the Fund's Board, which may be withheld for any reason in the Board's sole and absolute discretion.

Unitholders should not expect that they will be able to transfer Units. Units currently may not be exchanged for Units of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund may conduct quarterly tender offers for its outstanding Units. An investment in the Fund is suitable only for Unitholders who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments.

Tender Offers and Other Repurchase of Units by the Fund

Because the Fund is a closed-end fund, Unitholders do not have the right to require the Fund to redeem any or all of their Units. To provide a limited degree of liquidity to Unitholders, the Fund may from time to time offer to repurchase Units pursuant to written tender offers, but is not obligated to do so. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of the Fund, in its sole discretion pursuant to tender offers. In determining whether the Fund should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. The Board currently expects that the Fund will ordinarily offer to repurchase Units from Unitholders quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter).

Any Unitholder tendering Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to a repurchase fee of 2.00% (as a percentage of repurchase proceeds) which will be netted against the repurchase proceeds and remain in the Fund.

The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in an Underlying Fund and to adjust the Beta Exposure. Because interests in an Underlying Funds are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund which may include a redemption gate. To the extent that redemptions from an Underlying Fund exceed a gate, the amount of the Underlying Funds interests which the Fund may tender for repurchase will be reduced on a pro rata basis with other investors in the Underlying Fund and the Fund’s offer to repurchase its interests will be correspondingly reduced. The Fund will not conduct a tender offer for Units unless an Underlying Fund in which it invests simultaneously permits redemption of the Fund’s interests. The Fund cannot make a tender offer larger than the sum of the amount available for redemption from the Underlying Funds in which it holds an interest.

The Fund has the right to repurchase Units of Unitholders if the Board determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund's Declaration of Trust, including, but not limited to, Unitholders' attempted transfers in violation of the transfer restrictions described above.

Distribution Policy

The Fund does not presently intend to make periodic distributions of its net income or gains, if any, to Unitholders. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Unitholders will be required each year to pay any applicable taxes.

Allocation of Profit and Loss

The net profits or net losses of the Fund (including, without limitation, net realized gains or losses and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis.

Provision of Tax Information to Unitholders

The Fund will furnish to Unitholders, as soon as practicable after the end of each taxable year, such information as is necessary for them to complete federal and state tax returns or information returns along with any tax information required by law. However, the Fund may not receive tax information from Underlying Funds in a timely manner sufficient to enable the Fund invested in the Underlying Fund to provide tax information to Unitholders necessary for them to file their returns without filing an extension with the Internal Revenue Service (or state agencies). Accordingly, it is expected that any such Unitholders will be required to obtain extensions of time to file their tax returns. The Fund sends Unitholders a semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act.

Taxation

The Fund intends to operate so that it will be treated as a partnership for U.S. federal income tax purposes. Assuming that the Fund is treated as a partnership, the Fund will not be subject to U.S. federal income tax. The character of the Fund’s income, gains, losses and deductions will flow through to the Unitholders, with the result that the tax consequences to a Unitholder of owning a Unit will generally be the same as the tax consequences of directly owning interests of the Fund’s components. The Underlying Funds will be offshore entities that have elected to be treated as corporations for U.S. federal income tax purposes. An investment in the Fund should therefore not give rise to unrelated business taxable income (“UBTI”) for a Unitholder, provided that the Unitholder does not borrow to finance its investment in the Fund. Prospective investors are urged to consult their tax advisers concerning potential tax consequences of an investment in the Units.

Fiscal Year

The fiscal year of the Fund shall end on October, 31, with the taxable year ending on December 31.

Principal Risks

     Investment in the Fund involves a significant degree of risk, and no guarantee or representation is or can be made that the Fund will achieve its investment objective. Many of these risks also apply to the Underlying Funds.

     In considering an investment in the Fund, prospective investors should consult their independent financial, tax and legal advisors, and should be aware of certain considerations and risk factors, which include, but are not limited to, the following: market risk, strategy risk, manager risk and fund structure risk, all as more fully described below under “Risk Factors.”

     The personnel of the Adviser and its affiliates provide advisory services to various other investors, which utilize an investment program that is substantially similar to that of the Fund. Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Fund in Underlying Funds, and investments by other investors advised by the Adviser, or sponsored or managed by the Adviser, in the same Underlying Funds. The Advisor intends to act in a fair and reasonable manner all of these transactions.

FUND EXPENSES

     The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Institutional Class Units of the Fund.

Unitholder Transaction Expenses
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends	None
Repurchase	2.00% (1)
Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses (2)	0.65%
Acquired Fund Fees and Expenses(3)	1.08%
Total Annual Fund Operating Expenses (4)	1.40%
Expense Reimbursement	0.15%
Net Expenses(4)	1.25%

(1)	Although you pay no sales charge, if you purchase Units and then tender for repurchase those Units within one year, you will pay a repurchase fee of 2.00% of the amount repurchased.

(2)	Other expenses are based on estimated amounts for the current fiscal year.
(3)

Unitholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. The "Acquired Fund Fees and Expenses" disclosed above are based on historic earnings of the Underlying Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. In addition, the Underlying Funds held by the Fund will also change, further impacting the calculation of the Acquired Fund Fees and Expenses. Generally, fees payable to Managers of the Underlying Funds will range from 0.50% to 1.25% (annualized) of the average NAV of the Fund's investment. In addition, certain Managers charge an incentive allocation or fee generally ranging from 0.0% to 20% of an Underlying Fund's net profits, although it is possible that such ranges may be exceeded for certain Managers.

(4)

The Adviser has contractually agreed to reduce the management fee and reimburse expenses until December 31, 2011 to the extent that the Total Annual Fund Operating Expenses exceed 1.25%. This reduction lowers the expense ratio and increases overall returns to investors.

     Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same (except as noted below), and (iv) all income dividends and capital gains distributions are reinvested in additional Units at net asset value. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year 3 Years 5 Years 10 Years
Institutional Unit Class	$___	$___	$___	$___
Institutional Unit Class*	$___
if you did not sell your Units	$___	$___	$___	$___
if you sold all your Units at the end of the period… $___		$___	$___	$___

THE FUND

     The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust on ______. The Fund is engaged in a continuous public offering of its Units at the next determined NAV per Unit. The Fund’s principal office is located at 335 Madison Avenue, Mezzanine, New York, NY 10017, and its telephone number is (    ) __________.

INVESTMENT INFORMATION

Investment Objective

     The Fund's investment objective is to seek attractive risk adjusted rate of returns, "Alpha," with a risk profile and volatility is similar to that of the Lehman Aggregate Bond Index.

     An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

Investment Policies

     The Fund intends to achieve its goal principally through implementation of a Portable Alpha strategy by (1) creating the Beta Exposure by buying U.S. Treasury futures, Lehman Aggregate Bond Index futures and, where futures are not available to create a desired segment of the synthetic fixed income index, entering into derivatives contracts, in an aggregate face amount, or notional value, of the aggregate investment in the Fund, (2) maintaining a Buffer Account and (3) creating Alpha Engine by directly and indirectly allocating assets to Sub-Managers that pursue a variety of alternative investment strategies through various pooled investment vehicles. The Fund will typically invest in Funds of Hedge Funds that are managed by Managers that generally employ a diversified multi-strategy approach. The Funds of Hedge Funds will allocate assets to Sub-Managers through their investment in the Sub Funds. However, the Fund may also allocate assets directly to Sub-Managers by investing directly in Direct Funds with a focused investment approach.

     The Adviser is responsible for the implementation of the Portable Alpha strategy and the allocation of all assets, subject to policies adopted by the Fund's Board.

     Through the selection and ongoing monitoring of the components of the portfolio, the Adviser seeks to achieve total return by investing in the diversified portfolio of Underlying Funds.

     The Adviser employs a disciplined and structured approach in the formulation of its investment programs and the management of the assets it oversees. In connection with the investments in Underlying Funds, the Adviser's research effort is deliberately interactive and is based upon frequent and direct conversations with each Manager and Sub-Manager. The Adviser's management philosophy necessitates well-rounded, thorough and in-depth knowledge of each Underlying Fund, and the relevant Sub-Manager’s investment approach and of the market environment. With a clear perspective and understanding of their historical allocations, the Adviser also continuously monitors the investment climate, and implements allocations most likely to succeed within reasonable risk tolerances to determine if strategic adjustments in the portfolio are necessary.

     The Adviser analyzes and evaluates Sub-Managers, their investment process, investment performance records and risk control methodologies, to develop a quantitative and qualitative understanding of how these managers are likely to manage their respective funds under varying market environments.

     Underlying Funds are selected on the basis of professional experience, investment management philosophy, diversification, risk/return profile, correlation with traditional asset classes and liquidity.

     Ongoing due diligence includes monthly risk analysis and investment valuations and, as needed, direct contact with managers of Underlying Funds and Sub-Funds. For a complete description of the qualifications reviewed by the Adviser, see "Investment Program."

     The Adviser has extensive experience and expertise with alternative investment strategies, use of U.S. Treasury futures and derivatives contracts and has evaluated and maintains a constant due diligence database on numerous funds representing many categories of alternative investments.

Investment Program

     To achieve the Fund's investment objective to seek Alpha with the risk profile and volatility similar to that of the Beta Exposure, the Fund will generally allocate assets across the Beta Exposure, Buffer Account and Alpha Engine. While the exact allocations among these three can vary over time depending on market conditions the guidelines for each are as follows.

The Fund will generally invest 3% to 6% of its assets in the Beta Exposure which may include U.S. Treasury futures, Lehman Aggregate Bond Index futures and/or derivatives contracts to create and maintain synthetic fixed income index exposure. The Beta Exposure may be managed by an outside firm.

The Fund will generally invest 3% to 17% in the Buffer Account which will consist of high quality fixed-income securities, money market instruments, repurchase agreements and money market mutual funds, or hold cash or cash equivalents in such amounts as are deemed necessary for periodic settlement of the fluctuation of the Beta Exposure.

The Fund will invest the balance of its assets (80% to 94%) in the Alpha Engine. The Alpha Engine will be made up of the Underlying Funds (including primarily unregistered investment funds, as well as registered investment companies to the extent permitted under Section 12(d) of the 1940 Act and the rules and regulations thereunder). The Underlying Funds will generally consist of between two and four Funds of Hedge Funds supplemented by Direct Funds as deemed appropriate by the Adviser. The result is a highly diversified portfolio of Underlying Funds that employ a variety of alternative investment strategies. These investment strategies have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds.

In building the Alpha Engine the Adviser looks to build a highly diversified portfolio of Underlying Funds focusing on multiple sectors and strategies to generate positive absolute returns over a variety of market cycles that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks, such as the S&P 500. Additionally, many of these Underlying Funds have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices.

The Alpha Engine will generally consist solely of investments in Underlying Funds but may, pending such investments, or to maintain the liquidity necessary to meet repurchase requests or for operational needs, hold cash or cash equivalents or invest temporarily in high-quality fixed income securities, money market instruments, money market funds and repurchase agreements. In addition, the Fund may make temporary investments and hold cash or cash equivalents in anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows.

The Adviser will allocate the Fund’s assets among the Underlying Funds that, in its view, represent attractive investment opportunities. Allocation will depend on the Adviser’s assessment of the likely returns of various investment strategies that the Underlying Funds utilize and the likely correlation among the investment strategies under consideration. Generally, the Underlying Funds’ investment methods may include, but are not limited to, convertible arbitrage, fixed income arbitrage, hedged equity, long/short equity, managed futures and credit-based, event-driven and global macro investing.

For purposes of the Fund’s investment restrictions and its investment limitations under the 1940 Act, the Fund will not “look through” to the underlying investments of any Underlying Fund in which the Fund invests, since such Underlying Funds are generally not registered under the 1940 Act and are not subject to the Fund’s investment limitations or the other investment limitations under the 1940 Act.

The Fund and the Underlying Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a commodity pool under the Commodity Exchange Act.

CERTAIN RISK FACTORS

     Investment in the Fund involves a significant degree of risk, and no guarantee or representation is or can be made that the Fund will achieve its investment objective. In addition, since the Fund’s primary investments will be in the Beta Exposure and Alpha Engine which includes the Funds of Hedge Funds and Direct Funds, any risk associated with an investment in the Fund should be understood to apply to an investment in the Beta Exposure and Alpha Engine as well. In considering an investment in the Fund, prospective investors should consult their independent financial, tax and legal advisors, and should be aware of certain considerations and risk factors, which include, but are not limited to, the following: market risk, strategy risk, manager risk, fund structure risk, managed account risk and tax-related risk, all as more fully described below.

General and Fund Structure Risks

Loss of investment

     All securities investments risk the loss of capital. The Adviser believes that the Fund’s investment program and research techniques should mitigate this risk through a careful construction of the portfolio and the selection and monitoring of Underlying Funds and the Beta Exposure, but an investment in the Fund is nevertheless subject to loss, including possible loss of the entire amount invested. No guarantee or representation is made that the Fund’s investments will be successful, and investment results may vary substantially over time. Past results are not necessarily indicative of the Fund’s future performance.

Limited liquidity

     The Unitholder interests represent highly illiquid investments and should only be acquired by investors able to commit their funds for an indefinite period of time. The Unitholders are not permitted to transfer their Units without the consent of the Adviser, which may be withheld in its sole discretion, and the satisfaction of certain other conditions, including compliance with applicable securities laws. Unitholders should not expect the Adviser to grant its consent to transfers. There is currently no market for Unitholder interests in the Fund, and it is not contemplated that one will develop. Unitholders thus may not be able to liquidate their investment in the event of an emergency or for any other reason, and may not be readily accepted as collateral for a loan.

Diversification

     The Fund is classified as non-diversified under the 1940 Act. It invests substantially all of it assets in Underlying Funds, and although the Adviser intends to maintain a highly diversified portfolio of Underlying Funds, the Fund may be susceptible to economic and regulatory factors affecting the Underlying Funds and/or the fund industry. Certain events such as market disruptions may broadly impact the Underlying Funds, and could negatively impact the performance of the Fund.

Investments in other funds, replacement of those funds

     The Fund invests in Underlying Funds and the Adviser has no control of, and exercises no influence over, the trading policies or strategies of the Underlying Funds. The Adviser may not be able to react quickly to changing investment circumstances due to the limited liquidity of investments in Underlying Funds.

     Investment decisions of Underlying Funds are made by Managers independently of each so that, at any particular time, one Underlying Fund may be investing in a Sub-Fund at the same time by another Underlying Fund is redeeming from that Sub-Fund. From the perspective of the Fund, transactions of this sort could result in the Fund's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. The Underlying Funds trade independently of one another and may at times hold economically offsetting positions. In addition, Underlying Funds that invest in a particular sector may be subjected to differing or increased risks relating to such sector.

     Underlying Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in Underlying Funds, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the best interests of the Fund. The Fund may not be able to withdraw from Underlying Funds except at certain designated times, limiting the ability of the Adviser to withdraw assets from Underlying Funds that may have poor performance or for other reasons. In addition, the Adviser may not learn of significant structural events, such as personnel changes, major asset withdrawals or substantial capital growth, until after the fact.

     The Fund may indemnify certain Underlying Funds and their Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the interests.

     The Fund is not restricted in allocating assets to or reallocating assets among Underlying Funds. Although not anticipated, the Fund’s investment policies might result in substantial Underlying Fund turnover. Fund investments with a particular Underlying Fund may be replaced for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of a continued position with such Underlying Fund. Replacement of Underlying Funds may involve greater fees, which will be borne indirectly by the Fund.

Allocations among Underlying Funds

     The Adviser may, from time to time, change the percentage of the Fund’s assets allocated to each of its Underlying Funds. Allocation changes may occur for a number of reasons including as a result of the Fund receiving additional capital contributions during periods when certain Underlying Funds may no longer be accepting additional capital (for example, because of capacity restrictions), or as a result of investment restrictions imposed by the 1940 Act. At times, the Fund might have to place some or all of any additional capital with other Underlying Funds. The Fund’s success may depend, therefore, not only on the Underlying Funds the Adviser has selected for the Fund and its ability to allocate the assets of the Fund successfully among those Underlying Funds, but also on the Adviser’s ability to identify new Underlying Funds.

Layering of Fees, Incentive Compensation

     The Fund’s fees and expenses include the Management Fee payable to the Adviser. The Fund, directly and indirectly, will also bear its allocable share of the costs and expenses of the Underlying Fund (including its allocable share of the management and incentive compensation paid to Managers and Sub-Managers. This may result in three levels of fees and potentially greater expenses than would be associated with direct investments in pooled investment vehicles. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investments.

     Each Underlying Fund generally will be entitled to receive a management fee of between 0.50% and 1.25% and a performance-based allocation, expected to range up to 20% of the net profits, in some cases in excess of a hurdle rate. The performance-based allocation that will be received by an Underlying Fund may create an incentive for the Underlying Fund to select funds that pursue more risky and speculative strategies than would be the case in the absence of such allocation. In addition, because the performance-based allocation is calculated on a basis that includes realized and unrealized appreciation, the allocation may be greater than if it were based solely on realized gains.

Each Underlying Fund receives performance compensation based on its individual performance, irrespective of the Fund’s overall performance. Furthermore, when the Fund replaces an unprofitable Underlying Fund, the loss carry forward generated by such Underlying Fund’s trading is eliminated for purposes of calculating subsequent performance compensation. Thus, the Fund may bear its allocable share of substantial incentive compensation to certain Underlying Funds even during a period when the Fund overall is incurring significant losses.

     The Sub-Funds also, in general, receive a management fee and performance compensation and, in certain cases, such compensation may be determined separately year to year without regard to prior losses. Such arrangements may give the Sub-Funds incentive to make investments for the account or fund that are unduly risky or speculative.

Valuation

     The Adviser relies on the Underlying Funds’ valuations of the Fund’s investments in their respective funds. The Funds of Hedge Funds may, in turn, rely on a Sub-Fund’s valuation of the Funds of Hedge Funds’ investment in such fund. The valuations provided generally will be conclusive with respect to the Fund unless the Fund has a clearly discernible reason not to trust the accuracy of such valuations. Reliance upon such valuations will be required even though an Underlying Fund may face a conflict of interest in valuing its assets and liabilities, as their value will affect the Manager’s compensation. Investments for which market quotations are not available will be valued by the Underlying Funds at such values as it may reasonably determine and may not be independently valued or verified by a third party. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from Underlying Funds and is not likely to have access to the information from the Sub-Funds. Underlying Funds from time to time revise their valuations and valuation methods, sometimes materially.

Credit Facilities/Leverage

     The Fund does not intend to utilize leverage at the Fund level. However, the Direct Funds and Sub-Funds, and to a lesser extent the Hedge Fund of Funds, may also use leverage to facilitate purchases and redemptions, or for various cash management purposes and may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. The use of leverage may also increase the volatility of performance.

Custody Risk

     Custody of the Fund’s assets will be held in accordance with the requirements of the 1940 Act and the rules there under. However, the Underlying Funds may not be required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Underlying Funds have placed their assets could impair the operational capabilities or the capital position of such funds and may, in turn, have an adverse impact on the Fund.

Delay in Use of Proceeds

     Although the Fund currently intends to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, the investment of such proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments or other securities pending their investment in Underlying Funds or Beta Exposure. Such other investments may be less advantageous and, as a result, the Fund may not achieve its investment objective with respect to those assets.

Potential conflict of interest

     The investment activities of the Adviser, the Underlying Funds and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.

Regulatory change, change in law

     If there are changes in the laws or regulations, so as to result in the inability of the Fund to operate as set forth in this Prospectus, there may be a substantial effect on Unitholders. For example, to the extent that changes occur in the direct or indirect regulation of Underlying Funds, including tax regulation applicable thereto, there may be materially adverse effects on the ability of the Fund to pursue its investment objective or strategies which could force the Fund to change its operations.

ERISA matters

     Most pension and profit sharing plans, individual retirement accounts and other tax advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or both, which may be relevant to a decision as to whether such a prospective Unitholder should invest in the Fund. Such a prospective Unitholder should consider whether such an investment is “prudent” or whether it results in “prohibited transactions.” Legal counsel should be consulted by such a prospective Unitholder before investing in the Fund.

Distributions to Unitholders and Payment of Tax Liability

     The Fund does not intend to make periodic distributions of its net income or gains, if any, to Unitholders. Whether or not distributions are made, Unitholders will be required each year to pay applicable Federal and state income taxes on their respective Units of the Fund’s taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board.

Delayed Schedules K-1

     It is unlikely that the Fund will be able to provide final Schedules K-1 to Unitholders for any given fiscal year until significantly after April 15 of the following year. The Board will endeavor to provide Unitholders with estimates of the taxable income or loss allocated to their investment in the Fund on or before such date, but final Schedules K-1 will not be available until later than April 15. Unitholders will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level.

Indemnification

     The Adviser and its affiliates are entitled to indemnification from the Fund, except under certain circumstances, from certain liabilities to which they might otherwise be subject, and broadly indemnify them against certain losses incurred by them in connection with managing and conducting the business and affairs of the Fund and making investment and trading decisions for the Fund. It is not expected that the Fund will purchase insurance to cover its indemnification obligations. Further, the Managers of the Underlying Funds are also entitled to indemnification from Underlying Fund investors.

Limited Operating history

     Although key personnel of the Adviser have significant experience in the investment strategy undertaken by the Fund, the Fund is a recently-formed entity that has no operating history upon which investors can evaluate their anticipated performance. The past investment performance of the Beta Exposure Strategy and/or the Underlying Funds with which the Fund expects to invest its assets should not be construed as an indication of the future results of an investment in the Fund. The Fund's investment program should be evaluated on the basis that there can be no assurance that the Adviser's assessments of the Beta Exposure strategy and/or Underlying Funds, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate or that the Fund will achieve its investment objective.

Market Risks

General Economic and Market Conditions

     The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Fund's investments. Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business; impair the Fund's profitability or result in losses.

Highly Volatile markets

     The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Underlying Fund or Sub-Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

Suspension of trading

     Securities and futures exchanges typically can suspend or limit trading in any instrument traded on the exchange. A suspension could render it impossible for an Underlying Fund, Sub-Fund or, with respect to the Beta Exposure, the Adviser to liquidate positions and thereby expose the Fund, to substantial losses.

Failure of Exchange or Clearinghouses

     The Fund, Underlying Funds and Sub-Funds are subject to the risk of the failure of any of the exchanges on which their positions trade or of the clearinghouses for exchanges.

Counterparty Risk

     Some of the markets in which the Fund, Underlying Funds and Sub-Funds invest and trade are over-the-counter or “interdealer” markets. The participants in these markets typically are not subject to the type of strict credit evaluation and regulatory oversight applicable to members of “exchange based” markets, and transactions in these markets typically are not settled through clearinghouses that guarantee the trades of their participants. This results in the risk that a counterparty may not be able to settle a transaction in accordance with its terms because of a credit or liquidity problem of the counterparty, thereby ultimately exposing the Fund to loss. In addition, in the case of a default by a counterparty, the Fund, Underlying Fund or Sub-Fund could become subject to adverse market movements while it attempts to execute a substitute transaction.

     “Counterparty risk” is accentuated in the case of contracts having longer maturities, where events may intervene to prevent settlement, or where an investor has concentrated its transactions with a single or small number of counterparties. The Fund, Underlying Funds and Sub-Funds are generally not restricted from dealing with any particular counterparties or from concentrating any or all of their transactions with one counterparty.

Manager Risk

Manager Misconduct or Bad Faith

     The Fund ordinarily will not have custody or control over the assets it allocates to Underlying Funds. As a result, it will be difficult, and likely impossible, for the Adviser to protect the Fund from the risk of Underlying Fund fraud, misrepresentation or simple bad judgment. Among other things, an Underlying Fund could divert or abscond with the assets allocated to it, fail to follow its stated investment strategy and restrictions, issue false reports or engage in other misconduct. This could result in serious losses to the Fund. The Underlying Funds generally are private and have not registered their securities or investment advisory operations under federal or state laws.

Wide Investment Discretion

     The governing documents of the Underlying Funds typically will not impose significant restrictions on the manner in which the managers of such funds may invest and trade for such funds, and often will permit the managers to invest and trade in a broad range of securities and other financial instruments. As a result, the Underlying Funds may from time to time modify their investment strategies in response to changing market conditions, in some cases without notice to the Fund. Any such modification could involve changes in the types of securities and other instruments an Underlying Fund uses to implement its strategy, as well as changes in the markets in which such securities and other instruments trade. There can be no assurance that any such modification would be successful or not result in losses to the Fund.

Lack of Information on Underlying Funds

     The Adviser may not learn of significant structural changes, such as personnel losses, manager withdrawals or capital growth, until after they have taken place. Therefore, the Adviser may not be in a position to redeem from an Underlying Fund until after such information has been received.

Sole Principal

     Some of the Underlying Funds to whom the Fund has allocated or may allocate capital may consist of only one or a limited number of principals. If the services of any of these principals became unavailable, the Fund might sustain losses.

Risk of Litigation

     Underlying Funds utilized by the Fund might become involved in litigation as a result of investments made by Underlying Funds. Under such circumstances, the Fund could be named as a defendant in a lawsuit or regulatory action.

Misuse of Confidential Information

     In trading public securities, there are consequences for trading on insider information, and the Adviser expects that Underlying Funds will use only public information. Underlying Funds may be charged with misuse of confidential information. If that were the case, the performance records of these managers could be misleading. Furthermore, if an Underlying Fund or other entity with which the Fund invests has engaged in the past or engages in the future in such misuse, the Fund could be exposed to losses.

Increase or Decrease in Assets Under Management

     It is not known what effect, if any, an increase or decrease in the amount of assets under management will have on the trading strategies or investment results of the Underlying Funds. No assurance can be given that their strategies will be successful.

Other Clients of Managers

     The Managers utilized by the Fund have responsibility for investing the funds allocated to them. The Managers also manage other accounts (including other accounts in which the managers may have an interest) and may have financial and other incentives to favor such accounts over the Fund. In investing on behalf of other clients, as well as the Fund, Managers must allocate their resources, as well as limited market opportunities. Doing so not only could increase the level of competition for the same trades, including the priorities of order entry, but also could make it difficult or impossible to take or liquidate a particular position at a price indicated by an Underlying Fund’s strategy.

Beta Exposure Risks

     The Adviser plans to use U.S. Treasury futures, Lehman Aggregate Bond Index futures and/or derivatives contracts to create and maintain a synthetic fixed income index.

Futures Contracts

     Futures positions may be illiquid because most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits”. If the price of a contract for a particular futures has increased or decreased by an amount equal to the daily limit, positions in that future can neither be taken or liquidated unless traders are willing to execute trades at or within the limit. Prices of certain futures contracts have, at times, moved to the daily limit for substantial periods resulting in little or no trading. This situation could prevent the Adviser from efficiently taking or liquidating futures positions. It is also possible that the Commodities Futures Trading Commission (“CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and certain exchanges impose speculative position limits on the size of a position that may be held in a particular futures contract.

Derivatives Contracts

     Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, interest rate or other investments. Derivatives may be volatile and involve various risks, depending upon the type of derivative and the purpose is serves within the portfolio. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and credit-worthiness of the counterparty, legal risk and operations risk.

Underlying Fund and Sub-Fund Risks

     Any reference to a Manager should be construed as applying to the Adviser where Direct Funds are used.

General
Use of Leverage

     The Fund does not intend to utilize leverage at the Fund level. Underlying Funds and Sub-Funds may employ leverage in a number of ways including purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps and repurchase agreements. The more leverage employed, the more likely it is that a substantial change will occur, either up or down, in the value of the instrument and that volatility will increase. Because of the comparatively small intrinsic profits in certain relative value positions, some Underlying Funds or Sub-Funds may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. The Adviser may also periodically employ various methods of hedging in an attempt to reduce near-term portfolio volatility.

Portfolio Concentration

     Because each Manager and Sub-Manager will trade independently of the others, the trading losses of some Managers and Sub-Managers could offset trading profits achieved by the profitable Managers and Sub-Managers. Different Managers and Sub-Managers might compete for the same investment positions. Conversely, some Managers or Sub-Managers may take offsetting positions which from the Fund’s perspective, would directly or indirectly result in transaction costs for the Fund without the possibility of profits.

Illiquid Investments

     Certain Managers and Sub-Managers may, invest in illiquid investments. Illiquidity increases risk and may make it impossible to close out positions against which the market is moving, as well as cause delays in the payment of withdrawal proceeds to the Fund.

Speculative Trading Strategies

     Some Managers and Sub-Managers may use speculative strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is a typical feature of futures trading. This may have the effect of magnifying trading losses an Underlying Fund or Sub-Fund experiences. No guarantee or representation is made that any Manager or Sub-Manager will be successful.

Operational Issues

     Investing in Underlying Funds and Sub-Funds exposes investors to operational risks distinct from the risks associated with Managers’ and Sub-Managers’ investment strategies such as operational structure and transparency. Potential operational issues may include the methods a Manager or Sub-Manager uses to price securities, its organizational structure and technological infrastructure and the use of soft dollars. Many Underlying Funds and Sub-Funds are small companies with minimal operating histories run by individuals with limited business management experience. Consequently, Underlying Fund and Sub-Fund investors can be exposed to start-up operational risks.

Misconduct

     An Underlying Fund ordinarily will not have custody or control over the assets it allocates to Sub-Managers. As a result, it will be difficult, and likely impossible, for a Manager to protect the Fund from the risk of Sub-Manager fraud, misrepresentation or simple bad judgment.

Among other things, a Sub-Manager could divert or abscond with the assets allocated to it, fail to follow its stated investment strategy and restrictions, issue false reports or engage in other misconduct. This could result in losses to the Fund. The Underlying Funds and Sub-Funds generally are private and have not registered their securities or investment advisory operation under federal or state laws.

Limited Information

Although a Manager may receive certain information from a Sub-Manager regarding the Sub-Manager’s historical performance and investment strategy, the Managers may not be given access to information regarding the actual investments made by Sub-Managers. Moreover, the types and detail of information furnished by Sub-Managers may vary over time and Managers generally will not know the composition of Sub-Manager portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. In addition, the Managers may not learn of significant structural changes, such as personnel losses, manager withdrawals or capital growth, until after they have taken place. Therefore, a Manager may not be in a position to redeem from a Sub-Fund investment until after such information has been received.

Past Performance, Change In Trading Style

     A Manager’s or Sub-Manager’s trading strategies may change over time. There can be no assurance that any trading strategies will produce profitable results or that past performance of a Manager’s or Sub-Manager’s trading strategies indicates future profitability. Furthermore, a Manager’s or Sub-Manager’s trading methods may be dynamic and evolve. Thus, a Manager or Sub-Manager may not always use the same trading method in the future that was used to compile performance histories.

Valuations

     A Manager is required to rely on the Sub-Managers’ valuation of an investment in their Sub-Fund. The valuations provided generally will be conclusive with respect to a Sub-Fund unless a Manager has a clearly discernible reason not to trust the accuracy of such valuations. Reliance upon such valuations will be required even though a Sub-Fund may face a conflict of interest in valuing its assets and liabilities, as their value will affect the Sub-Funds compensation. Sub-Managers from time to time revise their valuations and valuation methods, sometimes materially. Investments for which market quotations are not available will be valued by the Manager at such values as it may reasonably determine and may not be independently valued or verified by a third party. In addition, such valuations may affect the amount of the fees and incentive to the Manager.

Turnover

     An Underlying Fund or Sub-Fund may invest on the basis of various short-term market considerations. The turnover rate within such an Underlying Fund or Sub-Fund is expected to be significant, potentially involving substantial brokerage commissions and fees. The Mangers will have no control over this turnover.

Other accounts

     A Manager or Sub-Manager may manage other accounts (including accounts in which such Manager or Sub-Manager have personal interests) which could impact how trades are allocated to an Underlying Fund or Sub-Fund. Large positions held by a Manager or Sub-Manager across several accounts may be difficult to liquidate at what such Manager or Sub-Manager believes to be a fair price. The investment activities of a Manager or Sub-Manager for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Fund.

Strategy Risks

Arbitrage Strategies

     The use of arbitrage strategies in no respect should be taken to imply that an Underlying Fund or Sub-Fund’s use of such strategies is without risk. Substantial losses may be recognized on “arbitrage” positions, and illiquidity and default on one side of a position may effectively result in the position being transformed into an outright speculation. Every arbitrage strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same underlying firm. Many such managers pursuing arbitrage strategies employ limited directional strategies which expose such managers to market risk.

Short Selling

     Some Manager’s and Sub-Managers may engage in selling securities short, which involves the sale of borrowed securities. In the case of uncovered short sales, since the borrowed securities sold short must later be replaced by market purchases, any appreciation in the market price of these securities results in a loss. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.

Equity

     The value of equity securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. Underlying Funds and Sub-Funds may acquire long and short positions in listed and unlisted common equities, preferred equities and convertible securities of U.S. and foreign issuers. Underlying Funds and Sub-Funds may invest in equity securities regardless of market capitalization, including micro and small cap companies. The securities for smaller companies may involve more risk and their prices may be subject to more volatility.

Convertible Securities

     Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation, if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Underlying Fund or Sub-Fund is called for redemption, such Underlying Fund or Sub-Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on such Underlying Fund’s or Sub-Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Fixed Income

     An Underlying Fund or Sub-Fund may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. An Underlying Fund or Sub-Fund may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and. may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Below “Investment Grade” Securities

     Some Underlying Funds and Sub-Funds may invest in bonds or other fixed income securities, including, “high yield” (and, therefore, high risk) debt securities. These securities may be below “investment grade” and are subject to uncertainties and exposure to adverse business, financial or market conditions which could lead to the issuer’s inability to make timely interest and principal payments. The market values of these securities tend to be more sensitive to individual corporate developments and general economic conditions than do higher rated securities.

Mortgage-Backed Securities

     Some Underlying Funds and Sub-Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and. that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect an Underlying Fund or Sub-Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may under perform relative to hedges that an Underlying Fund or Sub-Fund may have entered into for these investments, resulting in a loss. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

     Some Underlying Funds and Sub-Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities ("ARMS"), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation ("CMO") derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Trend Following

Some Underlying Funds and Sub-Funds may use computer pricing models to identify apparently overpriced or underpriced options in relationship to an assumed norm. In addition, analyses of price and other fluctuations over time may be relied upon which utilize charts and computers in order to discern and predict trends. Trading based on such analyses is subject to the risks that options premiums will not increase or decrease as predicted by the analysis, or that trades dictated by the analysis may not be executed in time to take advantage of the price disparities. This latter risk is likely to materialize when numerous market makers use similar analyses, all of which dictate the desirability of executing identical or similar contracts. In the past, there have been periods without identifiable trends and, presumably, such periods will continue to occur. Trading models or analyses that depend upon the forecasting of trends will not be profitable if there are not identifiable trends of the kind that the models or analyses seek to follow. Any factor which would make it more difficult to execute trades in accordance with the models or analyses signals, such as a significant lessening of liquidity in a particular market, would also be detrimental to profitability.

Money Market Investments

     Some Underlying Funds and Sub-Funds may invest, for defensive purposes or otherwise, some or all of their assets in high qualify fixed-income securities, money market instruments, repurchase agreements and money market mutual funds, or hold cash or cash equivalents in such amounts as an Underlying Funds or a Sub-Fund deems appropriate under the circumstances.

Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation.

Use of Derivatives

     The Fund, Underlying Funds or Sub-Funds may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate or other investments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolios of the Fund or a relevant Underlying Fund or Sub-Fund as a whole. Derivatives permit the Fund, an Underlying Fund or a Sub-Fund to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way they can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of the Fund directly or indirectly. The use of derivatives may include total return swaps or options designed to replicate the performance of particular Sub-Funds or to adjust market or risk exposure.

     If the Fund, an Underlying Fund or a Sub-Fund invest in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return or result in a loss. Directly or indirectly the Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Fund, an Underlying Fund or a Sub-Fund are unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Use of Futures & Options

     Financial and other commodity futures and options prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. Like other leveraged investments, a futures transaction may result in losses in excess of the amount invested.

Trading in Non-US Companies and Markets

     Some Underlying Funds and Sub-Funds may invest in non-U.S. companies and/or trade in non-U.S. markets. Trading in the securities of non-U.S. companies involves certain considerations not usually associated with trading in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gains or other income; the small size of the some markets in foreign countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information may be available to investors in companies located in foreign countries than is available to investors in companies located in the United States. There is also less regulation, generally, of the financial markets in foreign countries than there is in the United States. For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation. In such a case, an investor is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

Distressed Companies

     Certain of the companies in whose securities an Underlying Fund or Sub-Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Some Underlying Funds’ and Sub-Funds' investments in any instrument are subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which some Underlying Funds and Sub-Funds may invest may be less than investment grade (commonly referred to as junk bonds), which may result in such Underlying Fund’s and Sub-Fund's experiencing greater risks than it would if investing in higher rated instruments.

Repurchase Agreements

     The Fund, Underlying Funds and Sub-Funds may invest in repurchase agreements transactions. Repurchase agreements are transactions under which the buyer acquires ownership of securities, and the seller agrees, at the time of the sale, to repurchase the securities on a mutually agreed upon date and price thereby determining the yield during the holding period. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the buyer may incur a loss to the extent that the proceeds it realizes on the sale of the security are less than the repurchase price. The Fund, Underlying Funds and Sub-Funds also may engage in repurchase agreement transactions, including a "continuing contract" or "open" repurchase agreement under which the seller has a continuing obligation to repurchase the underlying obligation from the Fund, Underlying Fund and Sub-Fund on demand and the effective interest rate is negotiated on a daily basis.

Purchasing Initial Public Offerings

     Some Underlying Funds and Sub-Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for Underlying Funds and Sub-Funds to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Currencies

     Some Underlying Funds and Sub-Funds may invest a portion of their assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. An Underlying Fund or Sub-Fund may or may not seek to hedge all or any portion of its foreign currency exposure. To the extent unhedged, the value of the position will fluctuate with U.S. dollar exchange rates as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which an Underlying Fund or Sub-Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of such securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on an Underlying Fund or Sub-Fund's non-U.S. dollar securities.

Swap Agreements

     Some Underlying Funds and Sub-Funds may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease an Underlying Fund’s or Sub-Fund's exposure to equity securities, long-term or short-term interest rates, foreign currency values, corporate borrowing rates or other factors. Swap agreements can take many different forms and are known by a variety of names.

     Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Underlying Fund’s or Sub-Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the individual equity values, specific interest rate, currency or other factors that determine the amounts of payments due to and from the counterparties. If a swap agreement calls for payments by an Underlying Fund or Sub-Fund, such Underlying Fund or Sub-Fund must be prepared to make such payments when due.

Restricted & Illiquid Investments

     Some Underlying Funds and Sub-Funds may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     When registration is required to sell a security, some Underlying Funds and Sub-Funds maybe obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Underlying Funds and Sub-Funds may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Underlying Funds and Sub-Funds might obtain a less favorable price than the price that prevailed when such Underlying Funds and Sub-Funds decided to sell. Underlying Funds and Sub-Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

     The Fund's interests in Underlying Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund's ability to liquidate an interest and withdraw from Underlying Funds will likely be limited, and certain Underlying Funds may impose lock-up periods, and or gates during which time no redemptions or withdrawals may be made, or assess fees for withdrawals. The illiquidity of these Underlying Funds' interests may adversely affect the Fund were it to have to sell or redeem interests at an inopportune time.

Other

     Some Underlying Funds and Sub-Funds employ strategies for which no specific “risk factors” are provided. Nevertheless, such strategies should be considered to be speculative, volatile, and, in general, no less risky than other strategies more fully described herein.

Limits of Risk Disclosures

     The above discussion covers certain risks associated with an investment in the Fund, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Fund. Prospective Unitholders should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. An investment in the Fund should only be made by Unitholders who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal. In addition, the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

USE OF PROCEEDS

The proceeds from each sale of Units, net of the Fund's fees and expenses, are invested by (1) creating the Beta Exposure by buying U.S. Treasury futures, Lehman Aggregate Bond Index futures and, where futures are not available to create a desired segment of the synthetic fixed income index, entering into derivatives contracts, in an aggregate face amount, or notional value, of the aggregate investment in the Fund, (2) maintaining a Buffer Account and (3) creating Alpha Engine by directly and indirectly allocating assets to Sub-Managers that pursue a variety of alternative investment strategies through various pooled investment vehicles. Proceeds from the sale of Units are expected to be fully invested within the three months of receipt.

MANAGEMENT

Board of Trustees and Investment Adviser

     The Board of Trustees has overall management responsibility for the Fund. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.

     American Independence Financial Solutions, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the investment adviser to the Fund.

Fees and Expenses

     The Adviser provides portfolio management services to the Fund for a monthly management fee, computed and accrued daily, charged to the Fund at the annual rate of 0.75% .

     The Adviser also provides administrative services to the Fund for a monthly fee based on an annual rate of 0.125% of the average daily managed assets of the Fund.

     The Adviser has contractually agreed to waive management fees so that the Fund’s ordinary annual operating expenses (exclusive of brokerage commissions, taxes, and extraordinary expenses, if any) will not exceed 1.25% of the average daily net assets of the Fund.

     The Adviser provides office space and executive and other personnel to the Fund. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

Portfolio Manager

     The Fund’s portfolio is managed by Gary W. Gould. BS, Finance, Oklahoma State University, 1982. Mr. Gould’s 25 years of experience has included advisory relationships with Fortune 100 companies, Banking, Insurance, Endowments and Foundations and High Net Worth clients. He has also been a guest lecturer at the College of Business, Oklahoma State University, Wilshire Associates, Institutional Investor Magazine Alternatives Conference and Invited Speaker to the Small Plan Work Group-US Department of Labor. His areas of focus have been portfolio modeling, risk control and portfolio asset allocation utilizing chaos theory and neural networks and the development and utilization of portable alpha strategies.

     The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.

Administrator/Sub-Administrator

     The Adviser provides administration services to the Fund for a monthly administration fee at the annual rate of 0.125% of the Fund’s average daily managed assets. Under a separate sub-administration agreement, The Adviser has delegated certain administrative functions to Vastardis Capital Services LP (“Vastardis”), 41 Madison Avenue, New York, NY 100l0, and pays Vastardis a portion of the fee it receives from the Fund.

Accounting Services Agent

     ____________ provides accounting services to the Fund pursuant to an accounting services agreement.

Distributor

     The Fund’s Units are offered for sale through Foreside Distributor, LP. (the “Distributor”), 760 Moore Road, King of Prussia, Pennsylvania 19406.

Transfer Agent

     _____________ is the agent of the Fund for the transfer of Units, disbursement of dividends, and maintenance of Unitholder accounting records (“Transfer Agent”).

Custodian

     ____________________, is the custodian of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold by the Fund.

NET ASSET VALUE

     Fund will compute its net asset value based on the market close as of the last business day of each month, based on the market or net asset value of the combined assets of the Fund and other times at the Board’s discretion. The net asset value of the Fund will equal the value of the assets of the Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of the Fund will consist primarily of the Fund’s interest in its corresponding Underlying Fund, the Beta Exposure and the cash Buffer Account. In computing its net asset value, the Fund will value its interest in the Underlying Fund and Sub-Fund at the net asset value provided by the Underlying Fund or Sub-Fund to the Fund.

     The Fund’s Board has approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund or from a third party if the Fund’s interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value ordinarily will be the value determined for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported by the Underlying Fund at the time of such valuation to the Fund or the Administrator.

The pricing provided by the Underlying Funds will ordinarily be confirmed by the [Administrator] and reviewed by the Adviser. The Fund may not have anUnderlying Fund’s reported valuation as of a particular valuation date--for example, in the event that an Underlying Fund does not report a value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of such an Underlying Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Underlying Fund. Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

     When investing in any Underlying Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund. As a general matter, such review will include a determination of whether the Underlying Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund’s Board provide that the Adviser will review the valuations provided by Managers, neither the Adviser nor the Fund’s Board will be able to confirm independently the accuracy of valuation calculations provided by the Managers.

     The Fund’s valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its portfolio. The Adviser and the Fund’s Board will consider such information, and may conclude in certain circumstances that the information provided by the Manager does not represent the fair value of the Fund’s interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Fund’s Board, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Underlying Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Fund’s Board.

     The valuations reported by the Underlying Funds’administrators or the Managers, upon which the Fund’s Administrator calculates net asset values, may be subject to later adjustment by the Managers or Underlying Funds’ administrators, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Underlying Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Underlying Funds will be reflected in the Fund’s net asset values for the relevant periods and may be reflected in the proceeds that a Unitholder would receive upon the repurchase of Units, or the purchase price paid at the time of the initial investment or additional subscription.

     The procedures approved by the Fund’s Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Fund’s Board, determines in good faith best reflects approximate market value. The Fund’s Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

     To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value such assets as described below. [Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service.] Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share less any applicable redemption fee. [Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.] If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

     In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Fund’s Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

     Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Fund’s Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Fund’s Board to represent fair value.

     Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

     The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

     Expenses of the Fund, including the Adviser’s management fees and the [costs of any borrowings], are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

     Prospective Unitholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the net asset value of the Fund if the judgments of the Fund’s Board, the Adviser, Managers, or Sub-Managers should prove incorrect. Also, Managers and Sub-Managers will only provide determinations of the net asset value of Underlying Funds or Sub-Funds on a periodic basis, typically monthly. Consequently, it may not be possible to determine the net asset value of the Fund more frequently.

CERTAIN TAX CONSIDERATIONS

U.S. Federal Income Tax Considerations

The summary below outlines certain significant U.S. federal income tax principles that are likely to apply to the Fund, as well as to Unitholders of the Fund, given the anticipated nature of the activities of the Fund. In some cases, the activities of a Unitholder other than the investment in the Fund may affect the tax consequences to such Unitholder of an investment in the Fund. The discussion below assumes that the Unitholders are U.S. persons that are generally exempt from taxation in the United States, including 401(k) plans and IRAs, which are referred to in this prospectus as Tax-Exempt Investors.

The discussion of federal income tax matters contained herein is based on existing law as contained in the Code, Treasury regulations, administrative rulings and court decisions as of the date of this prospectus. No assurance can be given that future legislation, administrative rulings or court decisions will not significantly modify the conclusions set forth in this summary. Each prospective Tax-Exempt Investor is urged to consult with its tax adviser concerning the potential tax consequences of an investment in the Fund.

Classification of the Fund. The Fund intends to operate so that it will be treated as a partnership, and not as a corporation, for U.S. federal income tax purposes. Because of the significant restrictions relating to transfers and redemptions of Units, the Fund does not believe that it will be treated as a “publicly traded partnership” for U.S. federal income tax purposes.

If the Fund was treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax, and applicable U.S. state and local taxes, at the entity level, and distributions made by it out of its earnings and profits would be treated as dividends for U.S. federal income tax purposes.

UBTI Taxation.. A Tax-Exempt Investor’s income from an investment in the Fund should not be treated as resulting in UBTI, provided that the Tax-Exempt Investor’s acquisition of its Units in the Fund is not debt-financed, within the meaning of Section 514 of the Code. The Fund does not intend to seek a ruling from the IRS with respect to whether a Tax-Exempt Investor’s income from the Fund may be treated as UBTI

Section 511 of the Code generally subjects Tax-Exempt Investors to taxation with respect to UBTI. UBTI generally does not include dividends, interest or gains from the sale, exchange or other disposition of property other than inventory or property held primarily for sale to customers in the ordinary course of a trade or business. However, UBTI includes “unrelated debt-financed income,” as defined in Section 514 of the Code (“UDFI”), even if that income would not otherwise constitute UBTI. UDFI includes (i) any income derived from property to the extent that there is acquisition indebtedness outstanding with respect to the property during the taxable year and (ii) income derived from the sale or other disposition of property to the extent that there was acquisition indebtedness outstanding with respect to the property during the twelve-month period ending with the date of the sale or other disposition.

Under Section 512(c) of the Code, a Tax-Exempt Investor is required to include in computing its UBTI its share of income of any partnership of which it is a member to the extent that such income would be UBTI if earned directly by the Tax-Exempt Investor. Under the foregoing rules, if a Tax-Exempt Investor’s acquisition of a Unit in the Fund is debt-financed, then all or a portion of such Tax-Exempt Investor’s income attributable to such Unit will be included in UBTI. The Fund will not enter into any acquisition indebtedness with respect to this interest. The Fund, Underlying Funds and Sub-Funds are likely to derive income that, if earned directly by a Tax-Exempt Investor, would constitute UBTI. However, the Underlying Funds are treated as corporations, rather than as partnerships, for U.S. federal income tax purposes. Under Sections 511 through 514 of the Code, a Tax-Exempt Investor is generally not required to include in income as UBTI any income derived from a corporation in which it is a shareholder, even if the corporation derives income that would be UBTI if earned directly by the Tax-Exempt Investor. Exceptions to this rule applicable to investments by Tax-Exempt Investors in certain foreign insurance companies and to interest, annuity, royalty or rent payments received by Tax-Exempt Investors from certain controlled entities do not apply to the Sub- Funds.

Moreover, the Fund, and therefore the Tax-Exempt Investors, should not be treated as deriving UBTI as a consequence of (i) Section 269 of the Code, which provides for a disallowance of tax benefits if any person acquires control of a corporation for the principal purpose of evading or avoiding U.S. federal income tax by securing the benefit of any deduction, credit or other allowance that such person would not otherwise enjoy or (ii) any similar disallowance provision. As a result, a Tax-Exempt Investor’s income from the Fund should not be treated as debt-financed income under the UBTI rules by reason of an Underlying Fund’s borrowing or purchasing securities on margin.

For U.S. federal income tax purposes, the Underlying Funds will be controlled foreign corporations (“CFC”) of which the Fund will be a “United States shareholder,” as defined in Section 951(b) of the Code. In addition, the Underlying Funds will be passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the Code. A Tax-Exempt Investor will not be subject to tax under the CFC rules or the PFIC rules if it is not otherwise taxable under the UBTI provisions with respect to the ownership of Units in the Fund (i.e., because its investment in the Fund is debt-financed). Under proposed Treasury Regulations, U.S. beneficiaries of any Tax-Exempt Investor that is a trust (other than a tax-exempt employees’ trust described in Section 401(a) of the Code) would generally be treated for purposes of the PFIC rules as owning their proportionate share of such Tax-Exempt Investor’s indirect interest in the Underlying Funds or Sub-Funds. Although it is not clear that such a result was intended, this constructive ownership rule might be applied so as to treat a U.S. beneficiary of a Tax-Exempt Investor that is an IRA described in Section 408(a) of the Code as the owner of the IRA’s indirect interest in the Underlying Funds. If a U.S. beneficiary of an IRA or other trust (such as a charitable remainder trust) were treated as the owner of an interest in the offshore fund, such U.S. beneficiary could be subject to adverse tax consequences under the PFIC rules. Tax-Exempt Investors that are private foundations should consult their tax advisers about the excise tax consequences to them of an investment in the Fund. A Tax-Exempt Investor may be required to report, on IRS Form 926, transfers of cash by the Fund to the Underlying Funds or Sub- Funds if (i) immediately after such transfer such Tax-Exempt Investor owns a 10% or greater indirect interest in the Underlying Funds or Sub- Funds (determined by applying certain attribution rules) or (ii) the Tax-Exempt Investor’s share of the amount of cash transferred by the Fund during the twelve-month period ending on the date of the transfer exceeds $100,000. Failure to file Form 926 as required may result in substantial penalties. Tax-Exempt Investors are urged to consult their tax advisers concerning the information reporting requirements relating to their investments in the Fund.

     Treasury regulations generally require a direct or indirect participant in any “reportable transaction” to disclose its participation to the IRS on IRS Form 8886. For purposes of the disclosure rules, a U.S. person that owns at least 10% of the voting power of a CFC, may be treated as a participant in a reportable transaction in which the relevant foreign corporation participates. It is possible that the Underlying Funds or Sub-Funds will be treated as engaging in one or more reportable transactions and, in that case, the Fund and the Tax-Exempt Investors could be treated as participating in those transactions under the foregoing rule. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Tax-Exempt Investors should consult their tax advisers to determine whether they are required to file Form 8886 in respect of such transactions.

ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to assets of an employee benefit plan subject to ERISA (an “ERISA Plan”), or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

     ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

     Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, (1) neither the Managers, Sub-Managers, or the Adviser will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities and (2) transactions involving the assets and investments of the Fund, the Alpha Engine, Buffer Account, and the Beta Exposure will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Adviser will require an ERISA Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or the Adviser or with other entities that are affiliated with the Adviser or the Adviser. Each of the Adviser or the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. A fiduciary of a Plan investing in the Fund will be required to represent: that the decision to invest in the Fund was made by it as a fiduciary that is independent of the Adviser or the Adviser, and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, the Adviser, or their affiliates, as a primary basis for the decision to invest in the Fund and that its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

ORGANIZATION AND DESCRIPTION OF UNITS

     The Fund is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated _____, 2008, which provides that each Unitholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund’s Unitholders or its Trustees. The Fund offers Institutional Class Units only.

     The Units are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the Units.

Subscription Terms

The Fund currently intends to accept subscriptions for Units at least five (5) business days prior to the last business day of each calendar month through such date or at such other times as may be determined by the Fund’s Board. The Fund’s Board may discontinue accepting subscriptions at any time. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date as outlined in the subscription agreement in the full amount of the subscription. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Unitholder may not become a Unitholder until cleared funds have been received, and the prospective Unitholder is not entitled to interest or performance returns until accepted as a Unitholder. The Fund must have received a completed subscription agreement and other subscription documents, as well as payment for Units, at least five (5) business days before the applicable subscription date as outlined therein. The Fund reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

Investment Minimums

The minimum initial investment in the Fund from each Unitholder is $50,000 and the minimum additional investment in the Fund is $50. The minimum initial and additional investments may be reduced by the Fund with respect to individual Unitholders or classes of Unitholders (for example, with respect to employees of the Adviser or its affiliates). The Fund may accept investments for a lesser amount under certain circumstances, including where a Unitholder has significant assets under the management of the Adviser or an affiliate, in the case of regular follow-on investments, and other special circumstances that may arise (with no specified minimum). The Fund may, in its discretion, cause the Fund to repurchase all of the Units held by a Unitholder if the capital account balance in the Fund, as a result of repurchase requests by the Unitholder, is less than $50,000.

Capital Contributions

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Unitholder must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital to the Fund will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Funds do not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund value its other assets.

Each new Unitholder must agree to be bound by all of the terms of the Fund’s Declaration of Trust. Each potential Unitholder must also represent and warrant in a subscription agreement, among other things, that the Unitholder is an Eligible Investor as described below and is purchasing a Unit for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

Subscription Documents can be found in Appendix B-Subscription Documents.

Investor Eligibility

Each investor will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of an Eligible Investor, which includes:

• Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

• Any natural person who has a net worth or joint net worth with that person’s spouse, at the time of purchase that exceeds $1,000,000 (“net worth” for this purpose means total assets in excess of total liabilities);

• An individual or entity having an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

• A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

• A Manager or executive officer of the Fund;

• An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following: (i) a corporation; (ii) a partnership; (iii) a limited liability company; or (iv) a Delaware or similar statutory trust;

• An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” or “savings and loan association,” (within the meaning of Regulation D under the 1933 Act or an account for which a bank or savings and loan association is subscribing in a fiduciary capacity;

• A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended;

• An investment company registered under the 1940 Act;

• An entity that has elected to be treated or qualifies as a “business development company” within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

• An insurance company as defined in Section 2(13) of the 1933 Act;

• A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

• An entity in which all of the equity owners meet one or more of the qualifications set forth above.

After an initial purchase, existing Unitholders subscribing for additional Units will be required to verify their status as Eligible Investors at the time of each additional subscription. The qualifications required to invest in the Fund will appear in an application form that must be completed by each prospective Unitholder.

REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

There is no public market for Units and none is expected to develop. Units are generally not freely transferable and liquidity will normally be provided only through limited tender offers that may be made from time to time by the Fund.

Repurchases of Units

Units for repurchase less than one year following the date of the initial purchase of the particular Units being tendered will be subject to an early repurchased charge of 2.00% (of repurchase proceeds) paid to the Fund.

The Fund expects to offer to repurchase outstanding Units pursuant to written tenders by Unitholders from time to time. Tender offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units or a specific number of Units that have provided written tender requests. Unitholders must provide written tender request as to their intention to tender all or a portion of their Units as least 100 days prior to the next possible tender opportunity. In determining whether the Fund should repurchase Units from Unitholders pursuant to a written tender offer, the Fund’s Board will consider a variety of factors. The Board expects that the Fund may consider offering to repurchase Units quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a business day, on the last business day of such calendar quarter). The Board will consider the following factors, among others, in making its determination:

  whether any Unitholders have requested to tender Units to the Fund;

  the liquidity of the Fund’s assets;

  the investment plans and working capital requirements of the Fund;

  the relative economies of scale with respect to the size of the Fund;

  the history of the Fund in repurchasing Units;

  the market environment; and

  the anticipated tax consequences of any proposed repurchases of Units.

The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in an Underlying Fund and to adjust the Beta Exposure. Because interests in an Underlying Fund’s are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund which may include a redemption gate. To the extent that redemptions from an Underlying Fund exceed a gate, the amount of the Underlying Fund’s interests which the Fund may tender for repurchase will be reduced on a pro rata basis with other investors in the Underlying Fund and the Fund’s offer to repurchase its interests will be correspondingly reduced. The Fund will not conduct a tender offer for Units unless an Underlying Fund in which it invests simultaneously permits redemption of the Fund’s interests. The Fund cannot make a tender offer larger than the sum of the amount available for redemption from the Underlying Funds in which it holds an interest.

Due to liquidity constraints associated with an Underlying Fund’s investments in Sub-Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a quarter end (the “Valuation Date”) that is at least 90 days after the date by which Unitholders must submit a repurchase request. The Fund will generally pay (a) Unitholders who have tendered all of their Units (or an amount that would cause their capital account, as discussed below, to fall below the minimum amount) an initial payment equal to 95% of the value of the Units repurchased and (b) all other Unitholders the entire value of their Units that have been repurchased, at least one month after the Valuation Date. Any balance due to withdrawing Unitholders will be determined and paid promptly after completion of the Fund’s annual audit and be subject to audit adjustment. The amount that a Unitholder may expect to receive on the repurchase of the Unitholder’s Units will be the value of those Units determined on the Valuation Date based on the net asset value of the Fund’s assets as of that date. This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected (it is expected that the Fund’s annual audit will be completed within 60 days after the end of each fiscal year).

Under these procedures, Unitholders will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Unitholders must tender Units and the date they can expect to receive payment for their Units from the Fund. The payment of such amount may be delayed under circumstances where the respective Underlying Fund has determined to redeem its interests in Sub-Funds to cover the Fund’s tender offer, but has experienced delays in receiving payments from the Sub-Funds. Unitholders will be notified in advance of the expected payment date. Any Unitholder tendering Units who tenders for repurchase only a portion of the Unitholder’s Units will be required to maintain a capital account balance of at least $50,000. If a Unitholder tenders a portion of the Unitholder’s Units and the repurchase of that portion would cause the Unitholder’s capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of Units to be purchased from the Unitholder so that the required minimum balance is maintained or to tender all of the Unitholder’s Units. Repurchases of Units by the Fund are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

The Board will determine that the Fund may repurchase Units from Unitholders pursuant to tender offers only on terms the Board determines to be fair to the Fund and its Unitholders. When the Board determines that the Fund will make a tender offer, notice of that offer will be provided to each Unitholder who has requested to tender a portion or their entire investment describing the terms of the offer and containing information that Unitholders should consider in deciding whether to tender Units for repurchase.

When Units are repurchased by the Fund, Unitholders will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Unitholders not tendering Units for repurchase. See “Risk Factors. ” Repurchases will be effective after receipt of all eligible written tenders of Units from Unitholders and acceptance by the Fund.

Mandatory Repurchase by the Fund

The Declaration of Trust of the Fund provides that the Fund may repurchase Units of a Unitholder or any person acquiring Units from or through a Unitholder under certain circumstances, including if: ownership of the Units by the Unitholder or other person will cause the Fund to be in violation of certain laws; continued ownership of the Units may adversely affect the Fund; any of the representations and warranties made by a Unitholder in connection with the acquisition of the Units was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Units or a portion thereof. Unitholders whose Units, or a portion thereof, are redeemed by the Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Unitholder's purchase of Units.

Transfer Restrictions

The Units are subject to substantial restrictions on transferability.

No person may become a substituted Unitholder without the written consent of the Board, which consent maybe withheld for any reason in its sole discretion. A Unit (or portion of a Unit) held by a Unitholder maybe transferred only (1) by operation of law due to the bankruptcy, insolvency or dissolution of the Unitholder or (2) under certain limited circumstances, with the written consent of the Board (which maybe withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Not withstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Unit (or portion of a Unit) unless the following conditions are met: (1) the transferring Unitholder has been a Unitholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Unit (or portion of the Unit); and (3) the transfer is one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

A Unitholder that transfers an interest may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Dividends and Distributions

     It is not anticipated that dividends will be paid or that capital gains realized by the Fund will be distributed on a regular basis. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional Units of the Fund.

Minimum Investment

     The minimum initial investment is $50,000 and the minimum subsequent investment is $50. The Fund has authorized the Adviser to change the investment minimums and to refuse a purchase order for any reason.

Dividends, Voting and Liquidation Rights

     Each common Unit of beneficial interest of the Fund has one vote and Units participate equally with other Units in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All Units, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights applicable to the Units. Fund Units do not have cumulative voting rights and, as such, holders of more than 50% of the Units voting for Trustees can elect all Trustees and the remaining Unitholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of Unitholders.

Anti-Takeover Provisions in the Declaration of Trust

     The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the Units, such provisions could have the effect of depriving Unitholders of an opportunity to sell their Units at a premium over prevailing market prices.

     The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding Units then entitled to vote to authorize certain transactions, unless [at least three-fourths of the Unitholders of the Board then in office] and at least three-fourths of the Independent Trustees who have acted in such capacities for at least 12 months authorize such transaction and then only a vote of the majority of the holders of the outstanding Units then entitled to vote is required.

Table of Contents of Statement of Additional Information

MAILINGS TO UNITHOLDERS

     In order to reduce duplicative mail and fees and expenses of the Fund, we will send a single copy of the Fund's Prospectus and Unitholder reports to your household even if more than one family Unitholder in your household owns Units of the Fund. Additional copies of the Prospectus and Unitholder reports may be obtained by calling (    ) ___________. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request. The Fund will mail these and other account documents without charge, but may charge for special services such as requests for historical transcripts of accounts.

NOTICE OF PRIVACY POLICY &
PRACTICES

     Portable Alpha-Core Bond Fund recognizes and respects the privacy concerns and expectations of our customers.

     We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

COLLECTION OF CUSTOMER INFORMATION

     We collect nonpublic personal information about our customers from the following sources:

  Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

  Account History, including information about the transactions and balances in a customer's accounts; and

  Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

DISCLOSURE OF CUSTOMER INFORMATION

     We may disclose all of the information described above to certain third parties who are not affiliated with the Portable Alpha-Core Fund under one or more of these circumstances:

  As Authorized -- if you request or authorize the disclosure of the information.

  As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide Unitholders with necessary or useful services with respect to their accounts.

  Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

SECURITY OF CUSTOMER INFORMATION

We require service providers to the Portable Alpha-Core Fund (the “Fund”)

  To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Fund; and

  To maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Portable Alpha-Core Fund.

     We will adhere to the policies and practices described in this notice regardless of whether you are a current or former Unitholder of Portable Alpha-Core Fund.

_____________________________

(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to ___________, but do not invest in Portable Alpha-Core Fund Units.

STATEMENT OF ADDITIONAL INFORMATION

October 10, 2008

PORTABLE ALPHA-CORE FUND

335 MADISON AVENUE, MEZZANINE, NEW YORK, NEW YORK 10017

Registrant’s Telephone Number: (_______________)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of the Portable Alpha-Core Fund (the “Fund”) dated October 10, 2008 (the “Prospectus”). A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above. Capitalized terms used herein have the same meaning as assigned to them in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Portable Alpha-Core Fund Institutional Class Units for Tax Exempt Investors are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with the investment strategies of the Underlying Funds.

     As described in the Prospectus, the Fund intends to achieve its goal principally through implementation of a Portable Alpha strategy by (1) creating a synthetic fixed income index (the “Beta Exposure”) by buying U.S. Treasury futures, Lehman Aggregate Bond Index futures and, where futures are not available to create a desired segment of the synthetic fixed income index, entering into derivatives contracts, in an aggregate face amount, or notional value, of the aggregate investment in the Fund, (2) maintaining a portion of the Fund’s total assets in high qualify fixed-income securities, money market instruments, repurchase agreements and money market mutual funds, or hold cash or cash equivalents in such amounts as are deemed necessary to act as a buffer for periodic settlement of the fluctuation of the Beta Exposure (the Buffer Account”) and (3) creating Alpha, i.e., return separate from that realized from the Beta Exposure, (the “Alpha Engine”) by directly and indirectly allocating assets to various investment managers (“Sub-Managers”) that pursue a variety of alternative investment strategies through various pooled investment vehicles. The Fund will typically invest in pooled investment vehicles (the “Funds of Hedge Funds”) that are managed by other investment managers that act as “managers of managers” (“Managers”) and generally employ a diversified multi-strategy approach. The Funds of Hedge Funds will allocate assets to Sub-Managers through their investment in the Sub-Manager’s hedge funds (the “Sub Funds”). However, the Fund may also allocate assets directly to Sub-Managers by investing directly in hedge funds with a focused investment approach (“Direct Funds” and, together the “Funds of Hedge Funds”, the “Underlying Funds”).

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Fund (the “Units”), are listed below. Each Underlying Fund may have substantially different fundamental investment restrictions. . Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. As defined by the 1940 Act, the vote of a “majority of the outstanding shares of beneficial interest of the Fund” means the vote, at an annual or special meeting of Unitholders duly called, (a) of 67% or more of the Units present at such meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Units of the Fund, whichever is less. The Fund may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders or other guidance provided by the SEC or its staff:

  Issue senior securities;

  Underwrite securities issued by other persons;

  Make loans to other persons;

     The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds (as defined herein) in which assets of the Fund are invested through , but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

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The Fund and the Underlying Funds’ investment objectives are non-fundamental and may be changed by the Board of Trustees and each Manager.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund will allocate between 80% to 94% of total Fund assets in the Alpha Engine. The Alpha Engine will be made up of the Underlying Funds (including primarily unregistered investment funds, as well as registered investment companies to the extent permitted under Section 12(d) of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder). The Underlying Funds will generally consist of two or more Funds of Hedge Funds supplemented by Direct Funds as deemed appropriate by the Adviser. The result is a highly diversified portfolio of Underlying Funds that employ a variety of alternative investment strategies. These investment strategies have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Additional information regarding the types of securities and financial instruments in which Managers may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below.

Equity Securities. The investment portfolios of the Underlying Funds and Sub-Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of such equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Generally, Managers and Sub-Managers may invest in equity securities without restriction. These investments may include securities issued by companies having relatively small capitalizations, including “micro cap” companies. The prices of the securities of smaller companies may be more volatile than the security prices of larger, more established companies. Such securities are often subject to risks that may not exist or may be less pronounced in the securities of larger companies.

Fixed-Income Securities. Managers and Sub-Managers may trade both investment grade and non-investment grade fixed-income securities. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. Investment grade fixed-income securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by a Manager or Sub-Manager to be of comparable quality. Fixed-income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

Fixed-income investors are subject to the risk that the issuer of such securities may be unable or unwilling to meet its principal and/or interest payment obligations. The investor may also experience security price volatility due to factors such as interest rate and/or credit spread fluctuations, changes in the perceived creditworthiness of the issuer and varying levels of market liquidity. Certain fixed-income securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and may subject investors to significant yield reductions and/or a loss of principal.

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Non-investment grade fixed-income securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer’s capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities. Underlying Funds and Sub-Funds may invest in equity and fixed income securities of non-U.S. issuers and in depositary receipts such as American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities may be listed on non-U.S. securities exchanges or traded on non-U.S. over the counter markets. Additionally, they may be purchased in private placements and may not be publicly traded. Investments in non-U.S. securities may be affected by risk factors that either do not exist or are less significant in U.S. securities. These factors are listed in the Prospectus under Risk Factors.

As a general matter, Managers and Sub-Managers are not required to hedge against foreign currency exposure in their portfolios. Consequently, exchange rate fluctuations may cause an Underlying Fund or Sub-Fund to suffer losses on foreign currency denominated securities even though such securities may have appreciated when valued in their base currencies. An Underlying Fund or Sub-Fund may from time to time enter into forward currency exchange contracts (“forward contracts”) either for hedging purposes or to pursue its investment objective. Such contracts create an obligation to purchase or sell a specified currency at a future date at a specified price. When used for hedging purposes, forward contracts allow a Manager or Sub-Manager to attempt to insulate an Underlying Fund or Sub-Fund from currency exchange rate volatility risks that may arise from an existing or a planned non-U.S. security portfolio position. There can be no assurance, however, that forward contracts provide an adequate or appropriate hedge when used in this manner. Managers and Sub-Managers may also use forward contracts as speculative trading instruments in situations such as where they anticipate changes in currency exchange rates.

Managers and Sub-Managers may invest in ADRs, GDRs or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the security into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and traded in U.S. securities markets and GDRs, in bearer form, are denominated in other currencies and are traded in foreign securities markets. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and therefore, there may be less information available regarding such investments. Additionally, ADRs and GDRs may expose Underlying Funds and Sub-Funds to currency exchange rate volatility.

Money Market Instruments. For defensive purposes during periods of adverse market or economic conditions, the Fund, the Underlying Funds and Sub-Funds may invest some or all of their assets in cash or cash equivalents, such as money market instruments and other short term obligations, at the discretion of the Adviser and/or the Managers and Sub-Managers, respectively. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

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Repurchase Agreements. Repurchase agreements involve the sale of a security by the Fund, an Underlying Fund or Sub-Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the counterparty to a repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund, the Underlying Fund or Sub-Fund. Repurchase agreements may also increase the Fund’s, Underlying Funds’ or Sub-Funds’ level of leverage.

Speculative and Hedging Investment Techniques. Underlying Funds or Sub-Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques that Underlying Funds or Sub-Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Underlying Funds or Sub-Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not function as anticipated and that an Underlying Funds or Sub-Funds may suffer losses as a result of its hedging activities.

Short Selling. Underlying Funds or Sub-Funds may engage in short selling. Short selling involves selling securities, which may or may not be owned by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

Use of Leverage. The Fund does not intend to utilize leverage at the Fund level. However, the Direct Funds and Sub-Funds, and to a lesser extent Funds of Hedge Funds, may also use leverage and may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred. The more leverage that is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the comparatively small intrinsic profits in relative value positions, some Sub-Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they may be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. The use of leverage may also increase the volatility of performance.

Derivatives. Underlying Funds or Sub-Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives may be volatile and involve a variety of types and degrees of risk. Derivatives permit Underlying Funds or Sub-Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on an Underlying Funds’ or Sub-Funds’ performance.

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If an Underlying Fund or Sub-Fund invests in derivatives at an inopportune time or its manager judges market conditions incorrectly, such an investment may lower the Underlying Funds’ or Sub-Funds’ return or result in a loss. An Underlying Fund or Sub-Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Underlying Fund or Sub-Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Options and Futures. Underlying Funds or Sub-Funds may utilize options and futures contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Underlying Fund or Sub-Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Underlying Fund or Sub-Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Underlying Funds or Sub-Funds may include options on baskets of specific securities.

Underlying Funds or Sub-Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund or Sub-Fund owns the underlying security. The sale of such an option exposes an Underlying Fund or Sub-Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund’s or Sub-Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Underlying Funds or Sub-Funds need not be covered.

An Underlying Fund or Sub-Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Underlying Fund or Sub-Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Fund or Sub-Fund would ordinarily effect a similar “closing sale transaction”, which involves liquidating a position by selling the option previously purchased, although the Underlying Funds or Sub-Funds could exercise the option should it deem it advantageous to do so.

Synthetic option transactions involve the use of two financial instruments that, together, replicate the economic characteristics of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the potential addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

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Underlying Funds or Sub-Funds may trade in derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”. The Fund has claimed an exemption from the Commodity Pool Operator (“CPO” registration and disclosure requirements under the rules of the CFTC and therefore are not subject to regulation or registration as a CPO.

Underlying Funds or Sub-Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading or arbitrage opportunities not available in the United States. Investments in foreign markets, however, may pose greater risks than investments in domestic markets. For example, some foreign exchanges are principal markets in which no common clearing facility exists, and an investor may look only to its broker counterparty to buy or sell a security traded on such an exchange. In addition, any profits that might be realized in trading could be eliminated by adverse currency exchange rate movements. Similarly, such adverse exchange rate movements could result in a loss. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in futures transactions involves risk of loss, which could adversely affect the value of an Underlying Fund’s or Sub-Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Underlying Fund or Sub-Fund to substantial losses.

Successful use of futures is also subject to a Managers or Sub-Managers ability to correctly predict movements in the direction of the relevant market, and, to the extent that the transaction is entered into for hedging purposes, to determine the correlation between the instrument being hedged and the futures contract.

Some or all of the Underlying Funds or Sub-Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates an Underlying Fund or Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’ last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates an Underlying Fund or Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Underlying Funds or Sub-Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Underlying Funds or Sub-Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a currency on a future date at a specified price.

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Options on Securities Indices. Some or all of the Underlying Funds or Sub-Funds may purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Fund or Sub-Fund of options on stock indices will be subject to the Underlying Funds’ or Sub-Funds’ ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights associated with the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. Underlying Funds or Sub-Funds may enter into equity, interest rate and index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Underlying Fund or Sub-Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Underlying Fund’s or Sub-Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). If the counterparty to a swap defaults, an Underlying Fund’s or Sub-Fund’s risk of loss typically consists of the net amount of payments that it contractually is entitled to receive.

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Lending Portfolio Securities. An Underlying Fund or Sub-Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Underlying Fund or Sub-Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Underlying Fund or Sub-Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. An Underlying Fund or Sub-Fund typically will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Underlying Fund or Sub-Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or Sub-Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities. To reduce the risk of changes in securities prices and interest rates, an Underlying Fund or Sub-Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Underlying Fund or Sub-Fund enters into the commitment, but the Underlying Fund or Sub-Fund does not make payment until it receives delivery from the counterparty. After an Underlying Fund or Sub-Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose an Underlying Fund or Sub-Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Underlying Fund or Sub-Fund is fully or almost fully invested increases such Underlying Fund’s or Sub-Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Underlying Fund or Sub-Fund on a forward basis will not honor its purchase obligation. In such cases, the Underlying Fund or Sub-Fund may incur a loss.

Certain Underlying Funds or Sub-Funds in which the Fund invests may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”). Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor in an Underlying Fund or Sub-Fund which holds such investments in Side Pockets, including the Fund, is generally not able to redeem the portion of its interest in the Underlying Fund that is attributable to the Side Pocket. The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations prove to be inaccurate or delayed, the net asset value of the Fund, and correspondingly that of the Fund, may be overstated or understated. Because subscriptions and redemptions of the Fund are based on the Fund’s net asset value any such overstatement or understatement may adversely affect incoming or redeeming Unitholders or remaining Unitholders. The Fund’s Board has adopted policies governing the Fund’s participation in side pocket investments.

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REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS

Tender Offers

As discussed in the Prospectus, to provide a limited degree of liquidity to Unitholders, the Fund may from time to time offer to repurchase Units pursuant to written tender offers. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of the Fund in its sole discretion, pursuant to such tender offers. In determining whether the Fund should repurchase Units from Unitholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus. Unitholders must provide written tender request as to their intention to tender all or a portion of their units at least 100 days prior to the next possible tender offer. The Board expects that the Fund may consider offering to repurchase Units quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if such date is not a business day, on the last business day of such calendar quarter).

The Board will cause the Fund to make offers to repurchase Units from Unitholders pursuant to written tenders only on terms it determines to be fair to the Fund and to Unitholders or persons holding Units acquired from Unitholders. When the Board determines that the Fund will repurchase Units, notice will be provided to each Unitholder describing the terms thereof, and containing information Unitholders should consider in deciding whether and how to participate in such a tender offer. Unitholders who are deciding whether to tender their Units during the period that a tender offer is open may ascertain an estimated net asset value of their Units from the Fund. If a tender offer is oversubscribed by Unitholders, the Fund will repurchase only a pro-rata portion of the Units tendered by each Unitholder.

The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in an Underlying Fund and to adjust the Beta Exposure. Because interests in an Underlying Fund’s are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund which may include a redemption gate. To the extent that redemptions from an Underlying Fund exceed a gate, the amount of the Underlying Fund’s interests which the Fund may tender for repurchase will be reduced on a pro rata basis with other investors in the Underlying Fund and the Fund’s offer to repurchase its interests will be correspondingly reduced. The Fund will not conduct a tender offer for Units unless an Underlying Fund in which it invests simultaneously permits redemption of the Fund’s interests. The Fund cannot make a tender offer larger than the sum of the amount available for redemption from the Underlying Funds in which it holds an interest.

Payment for repurchased Units may require the Fund to liquidate a portion of its interest in an Underlying Fund in which it is invested, which may, in turn, be required to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate such holdings, which may result in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

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Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Units of a Unitholder or any person acquiring Units from or through a Unitholder under certain circumstances. Such mandatory repurchases may be made if:

  Units have been transferred in violation of certain provisions of the Fund’s Declaration of Trust or such Units have vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or incompetence of an Unitholder;

  Ownership of Units by an Unitholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

  Continued ownership of such Units may subject the Fund or any of its Unitholders to an undue risk of adverse tax or other fiscal consequences;

  Such Unitholder’s continued participation in the Fund may cause the Fund to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code and Treasury Regulations thereunder;

  Any of the representations and warranties made by an Unitholder in connection with the acquisition of Units was not true when made or has ceased to be true; or

  It would be in the best interest of the Fund as determined by the Board in its sole discretion to repurchase such Units.

Transfers of Units

No person may become a substituted Unitholder without the written consent of the Board, which consent maybe withheld for any reason in its sole discretion. A Unit (or portion of a Unit) held by a Unitholder maybe transferred only (1) by operation of law due to the bankruptcy, insolvency or dissolution of the Unitholder or (2) under certain limited circumstances, with the written consent of the Board (which maybe withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Not withstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Unit (or portion of a Unit) unless the following conditions are met: (1) the transferring Unitholder has been a Unitholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Unit (or portion of the Unit); and (3) the transfer is one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

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Any transferee meeting the Fund’s eligibility requirements that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or incompetency of an Unitholder or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”), but will not be entitled to the other rights of an Unitholder unless and until such transferee becomes a substituted Unitholder as provided in the Declaration of Trust. If an Unitholder transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee as an Unitholder. Each Unitholder and transferee is required to pay all expenses, including attorneys’ and independent registered public accounting firm’s fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Unitholder eligibility requirements, the Fund reserves the right to redeem its Units. Any transfer of Units in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each Unitholder has agreed to indemnify and hold harmless the Fund, the Managers, the Adviser, each other Unitholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

BOARD OF TRUSTEES

The Board provides broad oversight over the operations and affairs of the Fund, and have overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s businesses. The Board exercises the same powers, authority and responsibilities on behalf of the Fund, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Board of Trustees are not required to contribute to the capital of the Fund or to hold Units of the Fund or an interest in the Fund. A majority of the Board of Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee””), is indicated by an appropriate footnote. The address of each person listed below is 335 Madison Avenue, Mezzanine, New York, New York 10017.

Trustees

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name Address	Held with	Time	During Past Five	Overseen	Held by
and Age	Company	Served	Years	by Trustee	Trustee

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(1)

Each Trustee serves until retirement, resignation or removal from the und’s Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by, a vote of a majority of the Unitholders, if at a meeting, or by a vote of Unitholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Unitholders if by written consent.

Principal Officers Who are Not Trustees

		Term of		Number of
		Office and	Principal	Funds in	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name Address	Held with	Time	During Past Five	Overseen	Held by
and Age	Company	Served	Years	by Trustee	Trustee

(1)	Each officer of the Funds serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

As of_______________2008, no Trustee or officer of the Fund owned any Units of the Fund.

Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $_______and meeting attendance fees of $_____for each combined meeting of the Board that he or she attends. Each Committee member is compensated $____ per Committee meeting that he or she attends. Independent Trustees are reimbursed for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

The Board has formed an Audit Committee composed of ____________  _____________  _____________ The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’ s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and Board. The Chairman of the Audit Committee, _____________, receives no additional compensation in connection with serving in such position.

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The Board has formed a Nominating Committee composed of __________  _____________  __________. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. Currently, the Nominating Committee does not consider nominees recommended by Unitholders.

The Board has formed a Pricing and Valuation Committee composed of _____  ___________  __________ and certain employees of the Adviser appointed by the Chairman who are not voting members. The Pricing and Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board simultaneously). The Chairman of the Pricing and Valuation Committee,
_________________, receives no compensation from the Fund in connection with serving in such position.

INVESTMENT ADVISORY SERVICES
The Adviser

Pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser dated as of _____________, 2008 (the “Advisory Agreement”) the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner consistent with the investment objective and policies of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreements, the Fund will pay the Adviser a quarterly fee (the “Management Fee”) computed at the annual rate of 0.75% of the aggregate value of its outstanding interests determined as of the last day of the month and payable each calendar quarter (before any repurchases of interests).

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; or (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty regarding receipt of compensation for services (in which case any award of damages shall be as set forth in Section 36(b)(3) of the 1940 Act), the Adviser is not subject to any liability to the Fund or any Unitholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

The Adviser maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 335 Madison Avenue, New York, NY 10017, which is the address of the Administrator, and at 41 Madison Avenue, New York, NY which is the address of the Sub-Administrator and __________________ which is the address of the Custodian.

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PORTFOLIO MANAGERS

A member of the Advisers senior management responsible for investment decisions with respect to the Fund is:

Mr. Gary W. Gould

Mr. Gould has managed Portable Alpha exposure since October 1, 1998. He has twelve years of experience utilizing and providing due diligence on individual Hedge Fund and Hedge Fund of Funds strategies. In addition, Mr. Gould has ten years of experience utilizing index futures to provide beta exposure. The combined staff for the Advise, Sub-Adviser and the Hedge Fund of Funds total in excess of 50 investment professionals

The following information is for the person(s) who are primarily responsible for day-to-day management of the Fund and The Clifton Group, sub-adviser:

Name	Title	Length of Service		Business Experience for Past 5 Years
Gary W. Gould	Managing Principal	14 years		Financial Solutions, Inc
Richard Balsrud, CFA	Sr. Portfolio Mgr, Principal	24 Years		The Clifton Group

Account Management Disclosure, Adviser and Sub-Adviser
	Number of Other Accounts Managed		Number of Accounts and Assets For Which Advisory Fee is
	And Assets by Account Type		Performance-Based
Name of
Sub-Adviser	Other			Other
and	Pooled		Registered	Pooled
Portfolio	Investment	Other	Investment	Investment	Other
Manager	Vehicles	Accounts	Companies	Vehicles	Accounts
	($mils)	($mils)
Gary W. Gould	0	15($145M)	0	0	0
Rick Balsrud, CFA	0	141($25.5B)

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER

As of October 10, 2008, the portfolio manager listed above did not have any interest in the Fund.

Compensation Disclosure

The portfolio manager receives a salary and participates in the profitability of the firm based on this ownership. No distinction is made in any way between any investors in the Fund.

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THE FUND EXPENSES

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

  All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

  Attorneys fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

  The costs and expenses of holding meetings of the Board and any meetings of Unitholders, including legal costs associated with the preparation and filing of proxy materials;

  The fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Fund and other consultants and professionals engaged on behalf of the Fund;

  All costs and expenses associated with the Fund’s tender offers;

  The fees payable to various service providers ;

  All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Unitholders;

  The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

  All expenses associated with computing the Fund’s net asset value, including any equipment or services obtained for these purposes; and

  Such other types of expenses as may be approved from time to time by the Board.

The Underlying Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Managers generally will charge asset-based fees to and receive performance-based allocations from the Underlying Funds, which will generally reduce the investment returns of the Underlying Funds and the amount of any distributions from the Underlying Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

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CODE OF ETHICS

The Trust and the Adviser and ____________________ (the “Distributor”) have adopted a code of ethics. The code is designed to detect and prevent improper personal trading by their personnel, including investment personnel who might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Trustees and the members of the Investment Committee, as well as employees of the Adviser having knowledge of the investments and investment intentions of each Underlying Fund. The code of ethics permits persons subject to the code to invest in securities, including securities that may be purchased or held by an Underlying Fund, subject to a number of restrictions and controls. Compliance with the code of ethics is carefully monitored and enforced.

The code of ethics is included as an exhibit to the Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The code of ethics is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

VOTING OF PROXIES

The Fund invests in Underlying Funds, which generally issue non-voting securities. Therefore, the Fund ordinarily does not receive proxies, and is not called upon to vote proxies. Where the Fund is called upon to vote proxies, the Adviser's policy is to exercise proxy voting authority in a prudent and diligent manner and to make voting decisions on behalf of the Fund and its Unitholders, based on the Adviser's reasonable judgment of what is the Fund's best interest. The Adviser bases its decision on its analysis and judgment of the particular facts and circumstances in question.

Information regarding how the Fund voted proxies relating to securities of the Fund during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling____________; and (ii) on the SEC’s website at http://www.sec.gov.

CERTAIN TAX CONSIDERATIONS

U.S. Federal Income Tax Considerations

The summary below outlines certain significant U.S. federal income tax principles that are likely to apply to the Fund, as well as to Unitholders of the Fund, given the anticipated nature of the activities of the Fund. In some cases, the activities of a Unitholder other than the investment in the Fund may affect the tax consequences to such Unitholder of an investment in the Fund. The discussion below assumes that the Unitholders are U.S. persons that are generally exempt from taxation in the United States, including 401(k) plans and IRAs, which are referred to in this prospectus as Tax-Exempt Investors.

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The discussion of federal income tax matters contained herein is based on existing law as contained in the Code, Treasury regulations, administrative rulings and court decisions as of the date of this prospectus. No assurance can be given that future legislation, administrative rulings or court decisions will not significantly modify the conclusions set forth in this summary. Each prospective Tax-Exempt Investor is urged to consult with its tax adviser concerning the potential tax consequences of an investment in the Fund.

Classification of the Fund. The Fund intends to operate so that it will be treated as a partnership, and not as a corporation, for U.S. federal income tax purposes. Because of the significant restrictions relating to transfers and redemptions of Units, the Fund does not believe that it will be treated as a “publicly traded partnership” for U.S. federal income tax purposes.

If the Fund was treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax, and applicable U.S. state and local taxes, at the entity level, and distributions made by it out of its earnings and profits would be treated as dividends for U.S. federal income tax purposes.

UBTI Taxation.. A Tax-Exempt Investor’s income from an investment in the Fund should not be treated as resulting in UBTI, provided that the Tax-Exempt Investor’s acquisition of its Units in the Fund is not debt-financed, within the meaning of Section 514 of the Code. The Fund does not intend to seek a ruling from the IRS with respect to whether a Tax-Exempt Investor’s income from the Fund may be treated as UBTI

Section 511 of the Code generally subjects Tax-Exempt Investors to taxation with respect to UBTI. UBTI generally does not include dividends, interest or gains from the sale, exchange or other disposition of property other than inventory or property held primarily for sale to customers in the ordinary course of a trade or business. However, UBTI includes “unrelated debt-financed income,” as defined in Section 514 of the Code (“UDFI”), even if that income would not otherwise constitute UBTI. UDFI includes (i) any income derived from property to the extent that there is acquisition indebtedness outstanding with respect to the property during the taxable year and (ii) income derived from the sale or other disposition of property to the extent that there was acquisition indebtedness outstanding with respect to the property during the twelve-month period ending with the date of the sale or other disposition.

Under Section 512(c) of the Code, a Tax-Exempt Investor is required to include in computing its UBTI its share of income of any partnership of which it is a member to the extent that such income would be UBTI if earned directly by the Tax-Exempt Investor. Under the foregoing rules, if a Tax-Exempt Investor’s acquisition of a Unit in the Fund is debt-financed, then all or a portion of such Tax-Exempt Investor’s income attributable to such Unit will be included in UBTI. The Fund will not enter into any acquisition indebtedness with respect to this interest. The Fund, Underlying Funds and Sub-Funds are likely to derive income that, if earned directly by a Tax-Exempt Investor, would constitute UBTI.

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However, the Underlying Funds are treated as corporations, rather than as partnerships, for U.S. federal income tax purposes. Under Sections 511 through 514 of the Code, a Tax-Exempt Investor is generally not required to include in income as UBTI any income derived from a corporation in which it is a shareholder, even if the corporation derives income that would be UBTI if earned directly by the Tax-Exempt Investor. Exceptions to this rule applicable to investments by Tax-Exempt Investors in certain foreign insurance companies and to interest, annuity, royalty or rent payments received by Tax-Exempt Investors from certain controlled entities do not apply to the Sub- Funds. Moreover, the Fund, and therefore the Tax-Exempt Investors, should not be treated as deriving UBTI as a consequence of (i) Section 269 of the Code, which provides for a disallowance of tax benefits if any person acquires control of a corporation for the principal purpose of evading or avoiding U.S. federal income tax by securing the benefit of any deduction, credit or other allowance that such person would not otherwise enjoy or (ii) any similar disallowance provision. As a result, a Tax-Exempt Investor’s income from the Fund should not be treated as debt-financed income under the UBTI rules by reason of an Underlying Fund’s borrowing or purchasing securities on margin.

For U.S. federal income tax purposes, the Underlying Funds will be controlled foreign corporations (“CFC”) of which the Fund will be a “United States shareholder,” as defined in Section 951(b) of the Code. In addition, the Underlying Funds will be passive foreign investment company (“PFIC”) within the meaning of Section 1297 of the Code. A Tax-Exempt Investor will not be subject to tax under the CFC rules or the PFIC rules if it is not otherwise taxable under the UBTI provisions with respect to the ownership of Units in the Fund (i.e., because its investment in the Fund is debt-financed). Under proposed Treasury Regulations, U.S. beneficiaries of any Tax-Exempt Investor that is a trust (other than a tax-exempt employees’ trust described in Section 401(a) of the Code) would generally be treated for purposes of the PFIC rules as owning their proportionate share of such Tax-Exempt Investor’s indirect interest in the Underlying Funds or Sub-Funds. Although it is not clear that such a result was intended, this constructive ownership rule might be applied so as to treat a U.S. beneficiary of a Tax-Exempt Investor that is an IRA described in Section 408(a) of the Code as the owner of the IRA’s indirect interest in the Underlying Funds. If a U.S. beneficiary of an IRA or other trust (such as a charitable remainder trust) were treated as the owner of an interest in the offshore fund, such U.S. beneficiary could be subject to adverse tax consequences under the PFIC rules. Tax-Exempt Investors that are private foundations should consult their tax advisers about the excise tax consequences to them of an investment in the Fund. A Tax-Exempt Investor may be required to report, on IRS Form 926, transfers of cash by the Fund to the Underlying Funds or Sub- Funds if (i) immediately after such transfer such Tax-Exempt Investor owns a 10% or greater indirect interest in the Underlying Funds or Sub- Funds (determined by applying certain attribution rules) or (ii) the Tax-Exempt Investor’s share of the amount of cash transferred by the Fund during the twelve-month period ending on the date of the transfer exceeds $100,000. Failure to file Form 926 as required may result in substantial penalties. Tax-Exempt Investors are urged to consult their tax advisers concerning the information reporting requirements relating to their investments in the Fund.

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     Treasury regulations generally require a direct or indirect participant in any “reportable transaction” to disclose its participation to the IRS on IRS Form 8886. For purposes of the disclosure rules, a U.S. person that owns at least 10% of the voting power of a CFC, may be treated as a participant in a reportable transaction in which the relevant foreign corporation participates. It is possible that the Underlying Funds or Sub-Funds will be treated as engaging in one or more reportable transactions and, in that case, the Fund and the Tax-Exempt Investors could be treated as participating in those transactions under the foregoing rule. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Tax-Exempt Investors should consult their tax advisers to determine whether they are required to file Form 8886 in respect of such transactions.

ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to assets of an employee benefit plan subject to ERISA (an “ERISA Plan”), or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

     ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

     Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

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Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, (1) neither the Managers, Sub-Managers, or the Adviser will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities and (2) transactions involving the assets and investments of the Fund, the Alpha Engine, Buffer Account, and the Beta Exposure will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities. The Adviser will require an ERISA Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or the Adviser or with other entities that are affiliated with the Adviser or the Adviser. Each of the Adviser or the Adviser and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. A fiduciary of a Plan investing in the Fund will be required to represent: that the decision to invest in the Fund was made by it as a fiduciary that is independent of the Adviser or the Adviser, and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, the Adviser, or their affiliates, as a primary basis for the decision to invest in the Fund and that its investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this prospectus, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

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VALUATION OF ASSETS

     Fund will compute its net asset value based on the market close as of the last business day of each month, based on the market or net asset value of the combined assets of the Fund and other times at the Board’s discretion. The net asset value of the Fund will equal the value of the assets of the Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of the Fund will consist primarily of the Fund’s interest in its corresponding Underlying Fund, the Beta Exposure and the cash Buffer Account. In computing its net asset value, the Fund will value its interest in the Underlying Fund and Sub-Fund at the net asset value provided by the Underlying Fund or Sub-Fund to the Fund.

     The Fund’s Board has approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund or from a third party if the Fund’s interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value ordinarily will be the value determined for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported by the Underlying Fund at the time of such valuation to the Fund or the Administrator. The pricing provided by the Underlying Funds will ordinarily be confirmed by the [Administrator] and reviewed by the Adviser. The Fund may not have an Underlying Fund’s reported valuation as of a particular valuation date--for example, in the event that an Underlying Fund does not report a value to the Fund on a timely basis. In such cases, the Fund would determine the fair value of such an Underlying Fund based on any relevant information available at the time the Fund values its portfolio, including the most recent value reported by the Underlying Fund. Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

     When investing in any Underlying Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund. As a general matter, such review will include a determination of whether the Underlying Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Fund’s Board provide that the Adviser will review the valuations provided by Managers, neither the Adviser nor the Fund’s Board will be able to confirm independently the accuracy of valuation calculations provided by the Managers.

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     The Fund’s valuation procedures require the Fund and the Adviser to consider relevant information available at the time that the Fund values its portfolio. The Adviser and the Fund’s Board will consider such information, and may conclude in certain circumstances that the information provided by the Manager does not represent the fair value of the Fund’s interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Fund’s Board, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Underlying Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Fund’s Board.

     The valuations reported by the Underlying Funds’ administrators or the Managers, upon which the Fund’s Administrator calculates net asset values, may be subject to later adjustment by the Managers or Underlying Funds’ administrators, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Underlying Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Underlying Funds will be reflected in the Fund’s net asset values for the relevant periods and may be reflected in the proceeds that a Unitholder would receive upon the repurchase of Units, or the purchase price paid at the time of the initial investment or additional subscription.

     The procedures approved by the Fund’s Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Fund’s Board, determines in good faith best reflects approximate market value. The Fund’s Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

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     To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value such assets as described below. [Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service.] Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share less any applicable redemption fee. [Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.] If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

     In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Fund’s Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

     Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Fund’s Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Fund’s Board to represent fair value.

     Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

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     The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

     Expenses of the Fund, including the Adviser’s management fees and the [costs of any borrowings], are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

     Prospective Unitholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the net asset value of the Fund if the judgments of the Fund’s Board, the Adviser, Managers, or Sub-Managers should prove incorrect. Also, Managers and Sub-Managers will only provide determinations of the net asset value of Underlying Funds or Sub-Funds on a periodic basis, typically monthly. Consequently, it may not be possible to determine the net asset value of the Fund more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

_______________________________________ serves as the independent registered public accounting firm of the Fund. Its principal business address is __________________________________________.

LEGAL COUNSEL

_______________________________________serves as the Legal Counsel of the Fund. Its principal business address is ______________________________________.

CUSTODIAN

__________________(the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of an Underlying Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is_________________________________________________________.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Declaration of Trust contained in Appendix B to the Prospectus.

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Liability of Unitholders. Under Delaware law and the Declaration of Trust, an Unitholder will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Unitholder, except that the Unitholder may be obligated to make capital contributions to the Fund pursuant to the Declaration of Trust to repay any funds wrongfully distributed to the Unitholder. An Unitholder may be required to contribute to the Fund, whether before or after the Fund’s dissolution and whether before or after the Unitholder ceases to be a Unitholder, such amounts as the Fund deems necessary to meet the Fund’s debts, obligations or liabilities (not to exceed for any Unitholder, the aggregate amount of any distributions, amounts paid to the Unitholder in connection with the repurchase of all or a portion of the Unitholder’s Units and any other amounts received by the Unitholder from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care. The Declaration of Trust provides that neither the Managers nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to the Fund or any of its Unitholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Unitholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Unitholder for the repayment of any balance in such Unitholder’s capital account or for contributions by such Unitholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Unitholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power Of Attorney. By purchasing Units and by signing the Fund’s Declaration of Trust (which each Unitholder will do by virtue of signing the Unitholder certification form attached to the Prospectus as Appendix A), each Unitholder will appoint the officers of the Fund and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund under Delaware law or signing all instruments effecting authorized changes in the Fund or the Fund’s Declaration of Trust and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power of attorney granted in the Declaration of Trust is a special power-of-attorney coupled with an interest in favor of the officers of the Fund and each of the Managers and as such is irrevocable and continues in effect until all of such Unitholder’s Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Unitholders.

Term, Dissolution and Liquidation. The Fund will be dissolved:

  Upon the affirmative vote to dissolve the Fund by the Board;

  Upon the failure of Unitholders to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

  As required by operation of law.

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Upon the occurrence of any event of dissolution, the Board or a liquidator acting as such under appointment by the Board is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Prospectus.

Upon the dissolution of the Fund, its assets are to be distributed: (1) first to satisfy the debts of the Fund, other than the debts, liabilities and obligations to Unitholders, including liquidation expenses; (2) next to satisfy debts, liabilities and obligations owing to the Unitholders; (3) next to the Adviser to the extent of any balance in the Adviser’s account; and (4) finally to the Unitholders on a pro rata basis in accordance with the positive balances in their respective capital accounts after giving effect to all allocations to be made to such Unitholder’s Capital Account for the fiscal period ending on the date of the distributions. Assets may be distributed in-kind on a pro rata basis.

Voting. Each Unitholder has the right to cast a number of votes equal to the number of Units held by such Unitholder at a meeting of Unitholders called by the Board. Unitholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including approval of the Fund’s agreement with any investment adviser to the Fund and certain other matters, to the extent that the 1940 Act requires a vote of Unitholders on any such matters. Except for the exercise of their voting privileges, Unitholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Whenever the Fund, as an investor in an Underlying Fund, is requested to vote on matters pertaining to such Underlying Fund (other than the termination of the Underlying Fund’s business, which may be determined by the Managers of the Underlying Fund without investor approval), the Fund will hold a meeting of the Unitholders and will vote its interest in its respective Underlying Fund for or against such matters proportionately to the instructions to vote for or against such matters received from its Unitholders. The Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which it receives voting instructions.

Reports to Unitholders. The Fund will furnish to Unitholders as soon as practicable after the end of each taxable year such information as is necessary for such Unitholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to Unitholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding an Underlying Fund’s operations during each fiscal quarter will also be sent to Unitholders.

Fiscal Year. For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31. However, in certain circumstances the Fund may be required to adopt a taxable year ending on another date.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Unitholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

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Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The Fund will issue financial statements on an annual basis, prepared in accordance with generally accepted accounting Principles.

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PART C -- OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)Financial Statements:

Registrant has no assets, financial statements are omitted.

(2) Exhibits:

(2)(a)(1) Trust Instrument (1)
(2)(a)(2) By-Laws (1)

(2)(b)	Not Applicable.

(2)(c)	Not Applicable.

(2)(d)	See Item 24(2)(a)(2).

(2)(e)	Not Applicable.

(2)(f)	Not Applicable.

(2)(g)(1) Form of Investment Management Agreement between American Independence Financial Solutions LLC and American Independence Financial Solutions Funds Trust.
(2)(g)(2) Form of Sub Advisory Agreement among American Independence Financial Solutions Funds Trust and _______________________.

(2)(h)	Not Applicable.

(2)(i)	Not Applicable.

(2)(j)	Form of Custodian Agreement between ______________and Registrant.

(2)(k)(1) Form of Administration Agreement between American Independence Financial Services LLC and Registrant.
(2)(k)(2) Form of Sub-Administration Agreement between and Registrant.

(2)(l)	Not Applicable.

(2)(m)	Not Applicable.

(2)(n)	Not Applicable.

(2)(o)	Not Applicable.

(2)(p)	Not Applicable.

(2)(q)	Not Applicable.

(2)(r)(1) Code of Ethics of Registrant.
(2)(r)(2) Code of Ethics of American Independence Financial Solutions.
(2)(r)(3) Code of Ethics of Distributor

(1) To be provided.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
All figures are estimates:
Accounting fees and expenses		$______________________________
Legal fees and expenses
Printing and engraving
Miscellaneous
Total		$______________________________

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that Registrant may be deemed to be controlled by American Independence Financial Solutions, LLC., the Registrant's manager (the "Manager"). The Adviser was formed under the laws of the State of Delaware in July 2008. Additional information concerning the Adviser is set forth on its Form ADV, as filed with the Securities and Exchange Commission (see SEC File No. 801-69477).

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Title of Class Limited Liability Company Interests	Number of Record Holders 1 (Registrant anticipates that as a result of the initial private offering of interests there will be more than 100 record holders of such interests.)

ITEM 30. INDEMNIFICATION

     Registrant hereby undertakes that it will apply the indemnification provision of the Registrant's Limited Liability Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Adviser and Registrant's Board of Directors, maintains insurance on behalf of any person who is or was an Independent Director, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF ADVISER

     A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Statement of Additional Information in the section entitled "Adviser".

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     The Administrator maintains certain required accounting-related and financial books and records of Registrant at 335 Madison Avenue, Mezzanine, New York, NY 10017.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

     a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

         (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     b. That, for purposes of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

     c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and the State of New York on the 15th day of October 2008.

/s/ Gary Gould
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Gary Gould
President

/s/ Eric Rubin
Executive Vice President

/s/ John J. Pileggi
Vice President and Treasurer